EXHIBIT 10.1

$275,000,000 Senior Notes

$120,000,000 Series A Senior Notes due 2016
$155,000,000 Series B Senior Notes due 2018

 of
AGL Capital Corporation, as Issuer
AGL Resources Inc., as Guarantor

______________

Note Purchase Agreement

______________

Dated August 31, 2011

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SCHEDULE A	—	INFORMATION RELATING TO PURCHASERS

SCHEDULE B	—	DEFINED TERMS

SCHEDULE 5.3	—	Disclosure Materials

SCHEDULE 5.15	—	Indebtedness Limitations

SCHEDULE 10.4	—	Existing Liens

EXHIBIT 1(a)	—	Form of Series A Senior Note due 2016

EXHIBIT 1(b)	—	Form of Series B Senior Note due 2018

EXHIBIT 4.2(e)(a)(i)	—	Form of Opinion of Special Corporate Counsel for the Obligors

EXHIBIT 4.2(e)(a)(ii)	—	Form of Opinion of Special Nevada Counsel for the Company

EXHIBIT 4.2(e)(a)(iii)	—	Form of Opinion of Special Georgia Counsel for the Obligors

EXHIBIT 4.2(e)(b)	—	Form of Opinion of Special Counsel for the Purchasers

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AGL Capital Corporation

AGL Resources Inc.

Ten Peachtree Place NE

Atlanta, Georgia 30309

$275,000,000 Senior Notes

$120,000,000 Series A Senior Notes due 2016
$155,000,000 Series B Senior Notes due 2018

August 31, 2011

To Each of the Purchasers Listed in
Schedule A Hereto:

Ladies and Gentlemen:

AGL Capital Corporation, a Nevada corporation (the “Company”), and AGL Resources Inc., a Georgia corporation (“Holdings” and together with the Company, the “Obligors”), each, jointly and severally, agrees with each of the purchasers whose names appear at the end hereof (each, a “Purchaser” and, collectively, the “Purchasers”) as follows:

Section 1.Authorization of Notes.

Section 1.1. Description of Notes.  The Company will authorize the issue and sale of (i) $120,000,000 aggregate principal amount of its Series A Senior Notes due the fifth anniversary of the Closing (the “Series A Notes”) and (ii) $155,000,000 aggregate principal amount of its Series B Senior Notes due the seventh anniversary of the Closing (the “Series B Notes” and, together with the Series A Notes, the “Notes”, such term shall also include any such notes issued in substitution therefor pursuant to Section 13).  The Series A Notes and the Series B Notes shall be substantially in the forms set out in Exhibit 1(a) and Exhibit 1(b), respectively.  Due and punctual payment of the Obligations (as defined herein) will be unconditionally guaranteed by Holdings (the “Guaranty”) as set forth in Section 22 of this Agreement.  Certain capitalized and other terms used in this Agreement are defined in Schedule B; and references to a “Schedule” or an “Exhibit” are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

Section 1.2. Interest Rate.  (a)(i) During the Fixed Rate Period, the Series A Notes shall bear interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid principal balance thereof at the Applicable Interest Rate, payable semi-annually, on the date each calendar year that is the six month anniversary and the twelve month anniversary, respectively, of the date of issuance, commencing on the date that is the six month anniversary of the date of issuance (each such date being referred to herein as a “Fixed Rate Interest Payment Date”), until such principal amount shall have become due and payable, and, to the extent permitted by applicable law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the applicable Default Rate, payable semi-annually as aforesaid.

(ii)During the Floating Rate Period, the Series A Notes shall bear interest (computed on the basis of a 360-day year and actual days elapsed) on the unpaid principal balance thereof at the Applicable Interest Rate, payable quarterly, on the date each calendar year that is the three month anniversary, the six month anniversary, the nine month anniversary and the twelve month anniversary, respectively, of the date of issuance and at maturity, commencing on the date that is the three month anniversary of the date of the commencement of the Floating Rate Period (each such date being referred to herein as a “Floating Rate Interest Payment Date”), until such principal amount shall have become due and payable, and, to the extent permitted by applicable law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any LIBOR Breakage Amount, at a rate per annum from time to time equal to the applicable Default Rate, payable quarterly as aforesaid.

(iii)During the Floating Rate Period, the Adjusted LIBOR Rate for the Series A Notes shall be determined by the Company, and notice thereof shall be given to the holders of the Series A Notes, within three Business Days after the beginning of each Interest Period, together with a copy of the relevant screen used for the determination of LIBOR, a calculation of Adjusted LIBOR Rate for such Interest Period, the number of days in such Interest Period, the date on which interest for such Interest Period will be paid and the amount of interest to be paid to each holder of Series A Notes on such date.  In the event that the holders of more than 50% in aggregate principal amount of the outstanding Series A Notes do not concur with such determination by the Company, within ten Business Days after receipt by such holders of the notice delivered by the Company pursuant to the immediately preceding sentence, such holders of Series A Notes shall provide notice to the Company, together with a copy of the relevant screen used for the determination of LIBOR, a calculation of Adjusted LIBOR Rate for such Interest Period, the number of days in such Interest Period, the date on which interest for such Interest Period will be paid and the amount of interest to be paid to each holder of Series A Notes on such date, and any such determination made in accordance with the provisions of this Agreement, shall be presumptively correct absent manifest error.

(b)The Series B Notes shall bear interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid principal balance thereof at the Applicable Interest Rate from the date of issuance, payable semi-annually, on the date each calendar year that is the six month anniversary and the twelve month anniversary, respectively, of the date of issuance and at maturity, commencing on the date that is the six month anniversary of the date of issuance (each such date being referred to herein as a “Series B Interest Payment Date”), until such principal amount shall have become due and payable, and, to the extent permitted by applicable law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the applicable Default Rate, payable semi-annually as aforesaid.

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Section 2.Sale and Purchase of Notes.

Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at the Closing provided for in Section 3, Notes in the principal amount and of the series specified opposite such Purchaser’s name in Schedule A at the purchase price of 100% of the principal amount thereof.  The Purchasers’ obligations hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non-performance of any obligation by any other Purchaser hereunder.

Section 3.Closing.

The execution and delivery of the Note Purchase Agreement is occurring at the offices of Chapman and Cutler LLP, 111 W. Monroe Street, Chicago, Illinois 60603 at 10:00 a.m., Chicago time, on August 31, 2011.  The sale and purchase of the Notes to be purchased by each Purchaser shall occur at the offices of Chapman and Cutler LLP, 111 W. Monroe Street, Chicago, Illinois 60603, at 11:00 a.m., Chicago time, at a closing (the “Closing”) on or prior to December 31, 2011, on a date (which shall be a Business Day) as the Company may select with at least 5 Business Days prior written notice to the Purchasers.  If the Closing occurs on a date on or after November 1, 2011 but prior to December 1, 2011, the per annum interest rate on the Series A Notes applicable during the Fixed Rate Period shall be increased by 0.07% and the per annum interest rate on the Series B Notes shall be increased by 0.05%, and if the Closing occurs on a date on or after December 1, 2011, the per annum interest rate on the Series A Notes applicable during the Fixed Rate Period shall be increased by 0.14% and the per annum interest rate on the Series B Notes shall be increased by 0.10%. At the Closing the Company will deliver to each Purchaser the Notes to be purchased by such Purchaser in the form of a single Note (or such greater number of Notes in denominations of at least $100,000, as such Purchaser may request) dated the date of the Closing and registered in such Purchaser’s name (or in the name of its nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number 2079900425950, Account Name: AGL Capital Corp., at Wachovia Bank N.A., Atlanta, Georgia, ABA #061000227.  If at the Closing the Company shall fail to tender such Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4.2 shall not have been fulfilled to such Purchaser’s satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.

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Section 4.Conditions to Closing.

Section 4.1. Conditions to Obligors’ Obligation to Close.  The Company’s obligation to sell the Notes to each Purchaser at the Closing is subject to the fulfillment to the Obligors’ satisfaction, prior to or at the Closing, of the following conditions:

(a)Representations and Warranties.  The representations and warranties of each Purchaser in this Agreement shall be correct when made as of the date of this Agreement and at the time of Closing.

(b)Sale of Other Notes.  Contemporaneously with the Closing the Purchasers shall purchase at least 80% of the Notes to be purchased pursuant to this Agreement.

Section 4.2. Conditions to Purchasers’ Obligation to Close. Each Purchaser’s obligation to purchase and pay for the Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to or at the Closing, of the following conditions:

(a)Representations and Warranties.  The representations and warranties of each Obligor in this Agreement shall be correct when made as of the date of this Agreement and at the time of the Closing.

(b)Performance; No Default.  Each Obligor shall have performed and complied in all material respects with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Section 5.14) no Default or Event of Default shall have occurred and be continuing.

(c)Officer’s Certificate.  Each Obligor shall have delivered to such Purchaser an Officer’s Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.2(a), 4.2(b) and 4.2(j) have been fulfilled.

(d)Secretary’s Certificate.  Each Obligor shall have delivered to such Purchaser a certificate of its Secretary or Assistant Secretary, dated the date of Closing, certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes and this Agreement.

(e)Opinions of Counsel.  Such Purchaser shall have received opinions in form and substance reasonably satisfactory to such Purchaser, dated the date of the Closing (a) from (i) Dewey & LeBoeuf LLP, special corporate counsel for the Obligors, covering the matters set forth in Exhibit 4.2(e)(a)(i), (ii) Woodburn and Wedge, special Nevada counsel for the Company, covering the matters set forth in Exhibit 4.2(e)(a)(ii) and (iii) Kilpatrick Townsend & Stockton LLP, special Georgia counsel for the Obligors, covering the matters set forth in Exhibit 4.2(e)(a)(iii), and covering such other matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request (and the Obligors hereby instruct their counsel to deliver such opinions to the Purchasers), and (b) from Chapman and Cutler LLP, the Purchasers’ special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.2(e)(b).

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(f)Purchase Permitted By Applicable Law, Etc.  On the date of the Closing such Purchaser’s purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof.  If requested by such Purchaser, such Purchaser shall have received an Officer’s Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

(g)Sale of Other Notes.  Contemporaneously with the Closing the Company shall sell to each other Purchaser the Notes to be purchased by it at the Closing as specified in Schedule A such that at least 80% of the principal amount of Notes to be purchased pursuant to this Agreement are purchased at the Closing.

(h)Payment of Special Counsel Fees.  Without limiting the provisions of Section 15.1, the Company shall have paid on or before the Closing the fees, charges and disbursements of the Purchasers’ special counsel referred to in Section 4.2(e) to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Closing.

(i)Private Placement Number.  A Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the SVO) shall have been obtained for each series of Notes.

(j)Changes in Corporate Structure.  No Obligor shall have changed its jurisdiction of incorporation or organization, as applicable, or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Section 5.5 (other than the Merger).

(k)Funding Instructions.  At least three Business Days prior to the date of the Closing, each Purchaser shall have received written instructions signed by a Responsible Officer on letterhead of the Company confirming the bank and account information specified in Section 3 including (i) the name and address of the transferee bank, (ii) such transferee bank’s ABA number and (iii) the account name and number into which the purchase price for the Notes is to be deposited.

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(l)Proceedings and Documents.  All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to such Purchaser and its special counsel, and such Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such special counsel may reasonably request.

Section 5.Representations and Warranties of the Obligors.

Each Obligor represents and warrants to each Purchaser that:

Section 5.1. Organization; Power and Authority.  Such Obligor is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Such Obligor has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and, in the case of the Company, the Notes and to perform the provisions hereof and thereof.

Section 5.2. Authorization, Etc.  This Agreement has been duly authorized by all necessary corporate action on the part of each Obligor and the Notes have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes a legal, valid and binding obligation enforceable against each Obligor in accordance with its terms, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except in each case as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 5.3. Disclosure.  The Obligors, through their agents, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., Wells Fargo Securities, LLC, Morgan Stanley & Co. LLC and SunTrust Robinson Humphrey, Inc. have delivered to each Purchaser a copy of a Private Placement Memorandum, dated July 12, 2011 (the “Memorandum”), relating to the transactions contemplated hereby.  This Agreement, the Memorandum and the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Obligors in connection with the transactions contemplated hereby and identified in Schedule 5.3, and the financial statements listed in Section 5.5 (this Agreement, the Memorandum and such documents, certificates or other writings and such financial statements delivered to each Purchaser prior to July 22, 2011 being referred to, collectively, as the “Disclosure Documents”), taken as a whole and including any information incorporated therein by reference, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, in light of the circumstances under which they were made.  Except as disclosed in the information included or incorporated by reference in the Disclosure Documents, since December 31, 2010, there has been no change in the financial condition, operations, business or properties of the Obligors or any of its Subsidiaries except changes that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.

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Section 5.4. Organization and Ownership of Shares of Subsidiaries.  (a) Each of the Subsidiaries that is included on Exhibit 21 to Holdings’ Annual Report on Form 10-K for the year ended December 31, 2010 (the “Form 10-K”) has been duly organized and is validly existing as a corporation or limited partnership, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or formation, has corporate or other power and authority to own, lease and operate its properties and to conduct its business and is duly qualified as a foreign corporation or limited partnership, as the case may be, to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

(b)All of the outstanding shares of Capital Stock of each Subsidiary shown in Exhibit 21 to the Form 10-K as being owned by Holdings and its Subsidiaries have been validly issued, are fully paid and nonassessable.

Section 5.5. Financial Statements; Material Liabilities.  The consolidated financial statements of Holdings and its Subsidiaries contained in the Form 10-K and Holdings’ Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2011 (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of Holdings and its Subsidiaries as of the respective dates specified in such financial statements and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).  Holdings and its Subsidiaries do not have any Material liabilities that are not disclosed on such financial statements or are not otherwise disclosed in the Disclosure Documents.

Section 5.6. Compliance with Laws, Other Instruments, Etc. The execution, delivery and performance by each Obligor of this Agreement and the Notes by the Company will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of any Obligor or any Subsidiary under (A) the corporate charter or by-laws of any Obligor or any Subsidiary or (B) any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease or any other agreement or instrument to which any Obligor or any Subsidiary is bound or by which any Obligor or any Subsidiary or any of its respective properties may be bound or affected (except for such contravention, breach, default or Lien described in (B) above that would not result in a Material Adverse Effect), (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to any Obligor or any Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

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Section 5.7. Governmental Authorizations, Etc.  No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by any Obligor of this Agreement and the Notes, other than such as have been obtained or made, as applicable.

Section 5.8. Litigation; Observance of Agreements, Statutes and Orders.  (a) There are no actions, suits, investigations or proceedings pending or, to the knowledge of any Obligor, threatened against or affecting any Obligor or any Subsidiary or any property of any Obligor or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

(b)Neither any Obligor nor any Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws, the USA Patriot Act or any of the other laws and regulations referred to in Section 5.16) of any Governmental Authority, which default or violation, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

Section 5.9. Taxes.  Each Obligor and its Subsidiaries have filed or caused to be filed all income tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments payable by them, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which is not individually or in the aggregate Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Obligors or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP.  The Federal income tax liabilities of Holdings and its Subsidiaries have been finally determined (whether by reason of completed audits or the statute of limitations having run) for all fiscal years up to and including the fiscal year ended December 31, 2007.

Section 5.10. Title to Property; Leases.  Each Obligor and its Subsidiaries have good and sufficient title to its Material properties, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by any Obligor or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement, except for those defects in title and Liens that, individually or in the aggregate, would not have a Material Adverse Effect.  All Material leases are valid and subsisting and are in full force and effect in all material respects.

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Section 5.11. Licenses, Permits, Etc.  Each Obligor and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks and trade names, or rights thereto, that are Material, without known conflict with the rights of others, except for those conflicts that, individually or in the aggregate, would not have a Material Adverse Effect.

Section 5.12. Compliance with ERISA.  (a) Each Obligor and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and would not reasonably be expected to result in a Material Adverse Effect.  Neither any Obligor nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that would reasonably be expected to result in the incurrence of any such liability by any Obligor or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Obligors or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to section 401(a)(29) or 412 of the Code or section 4068 of ERISA, other than such liabilities or Liens as would not be individually or in the aggregate Material.

(b)The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities by more than $75,000,000 in the case of any single Plan and by more than $100,000,000 in the aggregate for all Plans. The term “benefit liabilities” has the meaning specified in section 4001 of ERISA and the terms “current value” and “present value” have the meaning specified in section 3 of ERISA.

(c)The Obligors and their ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

(d)The expected postretirement benefit obligation (determined as of the last day of Holdings’ most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of Holdings and its Subsidiaries is not Material.

(e)The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not result in a non-exempt prohibited transaction described in section 406(a)(1)(A)-(D) of ERISA or section 4975(c)(1)(A)-(D) of the Code.  The representation to each Purchaser in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of such Purchaser’s representation in Section 6.2 as to the sources of the funds used to pay the purchase price of the Notes to be purchased by such Purchaser.

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Section 5.13. Private Offering by The Obligors.  Neither any Obligor nor anyone acting on its behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person other than the Purchasers and not more than 70 other Institutional Investors, each of which has been offered the Notes at a private sale for investment.  Neither any Obligor nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act or to the registration requirements of any securities or blue sky laws of any applicable jurisdiction.

Section 5.14. Use of Proceeds; Margin Regulations.  The Company will apply the proceeds of the sale of the Notes for (i) the partial payment of the cash consideration and expenses in connection with the Merger, (ii) the repayment of Holdings’ outstanding commercial paper and (iii) general corporate purposes.  No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220).  Margin stock does not constitute more than 5% of the value of the consolidated assets of Holdings and its Subsidiaries and Holdings does not have any present intention that margin stock will constitute more than 5% of the value of such assets.  As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

Section 5.15. Existing Indebtedness.  (a)  The Form 10-K sets forth a complete and correct list of all outstanding Indebtedness of Holdings and its Subsidiaries as of December 31, 2010, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of Holdings or its Subsidiaries (except for (i) $300 million Senior Notes of the Company that matured in January 2011, (ii) $500 million Senior Notes of the Company issued on March 21, 2011 and (iii) as disclosed in the information included or incorporated by reference in the Disclosure Documents).  Neither any Obligor nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of any Obligor or such Subsidiary and no event or condition exists with respect to any Indebtedness of any Obligor or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

(b)Neither any Obligor nor any Subsidiary is a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of any Obligor or such Subsidiary, any agreement relating thereto or any other agreement (including, but not limited to, its charter or other organizational document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Indebtedness of any Obligor, except as specifically indicated in Schedule 5.15.

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Section 5.16. Foreign Assets Control Regulations.  (a) Neither any Obligor nor any Affiliated Entity is (i) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by the Office of Foreign Assets Control of the U.S. Department of Treasury (“OFAC”) (an “OFAC Listed Person”) or is otherwise a Person officially sanctioned by the United States of America pursuant to any of the regulations administered or enforced by OFAC (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation (including, but not limited to, the International Emergency Economic Powers Act, the USA Patriot Act and CISADA) or executive order relating thereto (including, but not limited to, the Anti-Terrorism Order) (collectively, the “OFAC Sanction Laws”); or (ii) a department, agency or instrumentality of, or is otherwise controlled by or acting on behalf of, directly or indirectly, (x) any OFAC Listed Person, or (y) the government of a country subject to comprehensive U.S. economic sanctions administered by OFAC, including but not limited to, Iran, Sudan, Cuba, Burma, Syria and North Korea (the “Country Sanctions”); or (iii) a Person subject to the Country Sanctions (each OFAC Listed Person and each other entity described in clause (ii), a “Blocked Person”).

(b)No part of the proceeds from the sale of the Notes hereunder constitutes or will constitute funds obtained on behalf of any Blocked Person or will otherwise be used, directly by any Obligor or indirectly through any Affiliated Entity, in connection with any investment in, or any transactions or dealings with, any Blocked Person or in violation of any OFAC Sanction Laws.

(c)To the Obligors’ actual knowledge after making due inquiry, neither any Obligor nor any Affiliated Entity (i) is under investigation by any Governmental Authority for, or has been charged with, or convicted of, money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes under any applicable law (collectively, “Anti-Money Laundering Laws”), (ii) has been assessed civil penalties under any Anti-Money Laundering Laws or (iii) has had any of its funds seized or forfeited in an action under any Anti-Money Laundering Laws. Each Obligor has taken reasonable measures appropriate to the circumstances (in any event as required by applicable law), to ensure that such Obligor and each Affiliated Entity is and will continue to be in compliance with all applicable current and future Anti-Money Laundering Laws.

(d)No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for any improper payments to any governmental official or employee, political party, official of a political party, candidate for political office, official of any public international organization or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage.  Each Obligor has taken reasonable measures appropriate to the circumstances (in any event as required by applicable law), to ensure that such Obligor and each Affiliated Entity is and will continue to be in compliance with all applicable current and future anti-corruption laws and regulations.

Section 5.17. Status under Certain Statutes.  Neither any Obligor nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, or is subject to regulation under the ICC Termination Act of 1995, as amended, or the Federal Power Act, as amended.

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Section 5.18. Notes Rank Pari Passu.  The obligations of each Obligor under this Agreement and the Notes (in the case of the Company) rank pari passu in right of payment with all other senior unsecured Indebtedness (actual or contingent) of such Obligor.

Section 6.Representations of the Purchasers.

Each Purchaser severally represents and warrants to each Obligor that:

Section 6.1. Purchase for Investment.  Each Purchaser severally represents that it is purchasing the Notes for its own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser’s or their property shall at all times be within such Purchaser’s or their control.  Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to and does not intend to register the Notes.

Section 6.2. Source of Funds.  Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder:

(a)the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60 (issued July 12, 1995)) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the National Association of Insurance Commissioners (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or

(b)the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

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(c)the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as disclosed by such Purchaser to the Company in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets in such pooled separate account or collective investment fund; or

(d)(i) the Source constitutes assets of an “investment fund” (within the meaning of Part V of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part V(a) of the QPAM Exemption), (ii) the assets of the investment fund do not include assets of any employee benefit plan whose assets managed by such QPAM when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, (iii) the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, (iv) as of the last day of its most recent calendar quarter, the QPAM does not own a 10% or more interest in the Company and no Person controlling or controlled by the QPAM (applying the definition of “control” in Section V(e) of the QPAM Exemption) owns a 20% or more interest in the Company (or less than 20% but greater than 10%, if such Person exercises control over the management or policies of the Company by reason of its ownership interest), and (v) the identity of such QPAM and the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this clause (d); or

(e)(i) the Source constitutes assets of one or more “plans” (within the meaning of Section IV(h) of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV(a) of the INHAM Exemption), (ii) the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, (iii) as of the last day of its most recent calendar quarter, neither the INHAM nor a Person controlling or controlled by the INHAM (applying the definition of “control” in Section IV(d) of the INHAM Exemption) owns a 10% or more interest in the Company and (iv) the identity of such INHAM and the name(s) of the plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e); or

(f)the Source is a governmental plan; or

(g)the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (g); or

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(h)the Source does not include assets of any employee benefit plan, subject to Title I of ERISA or any “plan” (within the meaning of Section 4975(e)(1) of the Code) to which Section 4975 of the Code applies.

As used in this Section 6.2, the terms “employee benefit plan”, “governmental plan” and “separate account” shall have the respective meanings assigned to such terms in section 3 of ERISA.

Section 6.3. Accredited Investor.  Each Purchaser severally represents that it is an “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act acting for its own account (and not for the account of others) or as a fiduciary or agent for others (which others are also “accredited investors”).

Section 6.4. Access to Information; Knowledge and Experience.  Each Purchaser severally represents that it (i) has been furnished with or has had access to the information it has requested from the Obligors, (ii) has had an opportunity to discuss with management of the Obligors the business and financial affairs of the Obligors and (iii) has such knowledge and experience in business and financial matters and with respect to investments in securities similar to the Notes that it is capable of evaluating the risks and merits of this investment.

Section 6.5. Securities Act Exemption.  Each Purchaser severally represents that it understands and acknowledges that the offering and sale of the Notes are intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act.

Section 7.Information as to the Obligors.

Section 7.1. Financial Reports.  If Holdings (or any successor thereto) shall no longer file annual or quarterly reports with the SEC, Holdings shall transmit to each holder of Notes that is an Institutional Investor, (i) within ninety (90) days after the end of each fiscal year the annual audited financial statements that would be required to be included in an annual report filed with the SEC pursuant to the Securities Exchange Act of 1934 for such fiscal year, and (ii) within forty-five (45) days after the end of each fiscal quarter the quarterly unaudited financial statements that would be required to be included in a quarterly report filed with the SEC pursuant to the Securities Exchange Act of 1934 for such fiscal quarter.

Section 7.2. Notice of Default or Event of Default.  The Obligors shall deliver to each holder of Notes that is an Institutional Investor promptly, and in any event within five (5) days after a Responsible Officer becoming aware of the existence of any Default or Event of Default, a written notice specifying the nature and period of existence thereof and what action the Obligors are taking or propose to take with respect thereto.

Section 7.3. Other Information.  If Holdings (or any successor thereto) shall no longer file annual or quarterly reports with the SEC, Holdings shall transmit to each holder of Notes that is an Institutional Investor:

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(a)ERISA Matters — promptly, and in any event within five (5) days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Obligors or an ERISA Affiliate proposes to take with respect thereto:

(i)with respect to any Plan, any reportable event, as defined in section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

(ii)the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by any Obligor or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

(iii)any event, transaction or condition that could result in the incurrence of any liability by any Obligor or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of any Obligor or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect; and

(b)Notices from Governmental Authority — promptly, and in any event within 30 days after receipt thereof, copies of any notice to any Obligor or any Subsidiary from any Federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that would reasonably be expected to have a Material Adverse Effect.

Section 7.4. Requested Information.  The Obligors shall provide to each holder of Notes that is an Institutional Investor, with reasonable promptness, such data and information relating to the business, operations, affairs, financial condition, assets or properties of any Obligor or any of its Subsidiaries or relating to the ability of any Obligor to perform its obligations hereunder and the Company to perform its obligations under this Agreement or the Notes as from time to time may be reasonably requested by any holder of Notes.

Section 7.5. Compliance.  Within ninety (90) days after the end of each fiscal year and within forty-five (45) days after the end of each fiscal quarter of Holdings, the Obligors shall deliver to each holder of Notes that is an Institutional Investor:

(a)Covenant Compliance — a certificate of a Senior Financial Officer setting forth the information (including detailed calculations) required in order to establish whether the Obligors were in compliance with the requirements of Section 10.5 during the most recent quarterly fiscal period (including the calculation of the maximum ratio permissible under the terms of such Section, and the calculation of the ratio then in existence); and

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(b)Event of Default — a statement that such Senior Financial Officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of each Obligor and its Subsidiaries from the beginning of the quarterly period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Obligors shall have taken or proposes to take with respect thereto.

Section 7.6. Visitation.  The Obligors shall permit the representatives of each holder of Notes that is an Institutional Investor:

(a)No Default — if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Obligors, to visit the principal executive office of each Obligor, to discuss the affairs, finances and accounts of Holdings and its Subsidiaries with the Obligors’ officers, and, with the consent of the Obligors (which consent shall not be unreasonably withheld) to visit the other offices and properties of Holdings and each Subsidiary, in each case no more than once per calendar year, as may be reasonably requested in writing; and

(b)Default — if a Default or Event of Default then exists, at the expense of the Obligors to visit and inspect any of the offices or properties of any Obligor or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Obligors authorize such accountants to discuss the affairs, finances and accounts of the Obligors and their Subsidiaries), all at such times and as often as may be requested.

Section 8.Payment and Prepayment of the Notes.

Section 8.1. Maturity.  As provided therein, the entire unpaid principal balance of each series of Notes shall be due and payable on the stated maturity date thereof.

Section 8.2. Optional Prepayments with Make-Whole Amount or LIBOR Breakage Amount.  (a)  The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an amount not less than 5% of the aggregate principal amount of the Notes then outstanding in the case of a partial prepayment at 100% of the principal amount so prepaid, plus (i) with respect to the Series A Notes during the Fixed Rate Period or with respect to the Series B Notes at any time, the Make-Whole Amount or (ii) with respect to the Series A Notes during the Floating Rate Period, the LIBOR Breakage Amount (unless the date specified for prepayment is a Floating Rate Interest Payment Date), as applicable, determined for the prepayment date with respect to such principal amount.  The Company will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment.  Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation.  Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

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(b)The term “LIBOR Breakage Amount” shall mean any loss, cost or expense (other than lost profits) actually incurred by any holder of a Series A Note during the Floating Rate Period as a result of any payment or prepayment of any Series A Note on a day other than a regularly scheduled Floating Rate Interest Payment Date for such Series A Note or at the scheduled maturity (whether voluntary, mandatory, automatic, by reason of acceleration or otherwise), and any loss or expense arising from the liquidation or reemployment of funds obtained by it or from fees payable to terminate the deposits from which such funds were obtained, provided that any such loss, cost or expense shall be limited to the time period from the date of such prepayment through the earlier of (i) the next Floating Rate Interest Payment Date, or (ii) the maturity date of the Series A Notes.  Each holder shall determine the LIBOR Breakage Amount with respect to the principal amount of its Series A Notes then being paid or prepaid (or required to be paid or prepaid) by written notice to the Company setting forth such determination in reasonable detail not less than two Business Days prior to the date of prepayment in the case of any prepayment pursuant to Section 8.2(a) or Section 8.7 and not less than one Business Day in the case of any prepayment required by Section 12.1.  Each such determination shall be presumptively correct absent manifest error.

Section 8.3. Allocation of Partial Prepayments.  In the case of each partial prepayment of the Notes, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

Section 8.4. Maturity; Surrender, Etc.  In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment (which shall be a Business Day), together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount or LIBOR Breakage Amount, if any.  From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount or LIBOR Breakage Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue.  Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

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Section 8.5. Purchase of Notes.  The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except (a) upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes or (b) pursuant to an offer to purchase made by the Company or an Affiliate pro rata to the holders of all Notes at the time outstanding upon the same terms and conditions.  Any such offer shall provide each holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least 15 Business Days.  If the holders of more than 51% of the principal amount of the Notes then outstanding accept such offer, the Company shall promptly notify the remaining holders of such fact and the expiration date for the acceptance by holders of Notes of such offer shall be extended by the number of days necessary to give each such remaining holder at least 5 Business Days from its receipt of such notice to accept such offer.  The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

Section 8.6. Make-Whole Amount.

“Make-Whole Amount” means, with respect to any Series A Note during the Fixed Rate Period or with respect to any Series B Note at any time, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero.  For the purposes of determining the Make-Whole Amount, the maturity date of the Series A Notes will be deemed to be the date that is the three year anniversary of the date of issuance of such Notes (and no amounts will be paid with respect to the interest payments that would have been due on the Series A Notes during the Floating Rate Period), and the following terms have the following meanings:

“Called Principal” means, with respect to any Note of any series, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

“Discounted Value” means, with respect to the Called Principal of any Note of any series, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on such Note is payable) equal to the Reinvestment Yield with respect to such Called Principal.

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“Reinvestment Yield” means, with respect to the Called Principal of any Note of any series, 0.50% plus the yield to maturity calculated by using (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to Called Principal on screen “PX-1” on the Bloomberg Financial Market Service (or such other display as may replace Page PX1) for the most recently issued actively traded on the run U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by way of interpolation), the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date, with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded on the run U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date.

In the case of each determination under clause (i) or clause (ii), as the case may be, of the preceding paragraph, such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the applicable actively traded on the run U.S. Treasury security with the maturity closest to and greater than such Remaining Average Life and (2) the applicable actively traded on the run U.S. Treasury security with the maturity closest to and less than such Remaining Average Life.  The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

“Remaining Average Life” means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, with respect to the Called Principal of any Note of any series, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or Section 12.1.

“Settlement Date” means, with respect to the Called Principal of any Note of any series, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

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Section 8.7. Change in Control.

(a)Notice of Change in Control. The Company will, within 15 Business Days after any Responsible Officer has knowledge of the occurrence of any Change in Control, give written notice of such Change in Control to each holder of Notes.  If a Change in Control has occurred, such notice shall contain and constitute an offer to prepay Notes as described in subparagraph (b) of this Section 8.7 and shall be accompanied by the certificate described in subparagraph (e) of this Section 8.7.

(b)Offer to Prepay Notes.  The offer to prepay Notes contemplated by subparagraph (a) of this Section 8.7 shall be an offer to prepay, in accordance with and subject to this Section 8.7, all, but not less than all, the Notes held by each holder (in the case of this Section 8.7(b) only, “holder” in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) on a date specified in such offer (the “Proposed Prepayment Date”) and such date shall be not less than 20 days and not more than 30 days after the date of such offer (if the Proposed Prepayment Date shall not be specified in such offer, the Proposed Prepayment Date shall be the 20th day after the date of such offer).

(c)Acceptance; Rejection.  A holder of Notes may accept or reject the offer to prepay made pursuant to this Section 8.7 by causing a notice of such acceptance or rejection to be delivered to the Company at least 5 Business Days prior to the Proposed Prepayment Date.  A failure by a holder of Notes to respond to an offer to prepay made pursuant to this Section 8.7 shall be deemed to constitute a rejection of such offer by such holder.

(d)Prepayment.  Prepayment of the Notes to be prepaid pursuant to this Section 8.7 shall be at 100% of the principal amount of such Notes, but without the payment of the Make-Whole Amount, together with interest on such Notes accrued to the date of prepayment and, with respect to the Series A Notes, the applicable LIBOR Breakage Amount with respect thereto determined for the date fixed for such prepayment (unless the date specified for prepayment is during the Fixed Rate Period or is a Floating Rate Interest Payment Date).  The prepayment shall be made on the Proposed Prepayment Date.

(e)Officer’s Certificate. Each offer to prepay the Notes pursuant to this Section 8.7 shall be accompanied by a certificate, executed by a Senior Financial Officer of the Company and dated the date of such offer, specifying: (i) the Proposed Prepayment Date; (ii) that such offer is made pursuant to this Section 8.7; (iii) the principal amount of each Note offered to be prepaid; (iv) the interest that would be due on each Note offered to be prepaid, accrued to the Proposed Prepayment Date; (v) that the conditions of this Section 8.7 have been fulfilled; and (vi) in reasonable detail, the nature and date or proposed date of the Change in Control.

(f)“Change in Control” Defined.  “Change in Control” means (means an event or series of events by which:

(i) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) shall become the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of more than 30% of the outstanding common stock of Holdings or (ii) the board of directors of Holdings shall cease to consist of a majority of Continuing Directors.

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Section 9.Affirmative Covenants.

So long as any of the Notes are outstanding:

Section 9.1. Compliance with Law.  Without limiting Section 10.3, each Obligor will and will cause each of its Subsidiaries to comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, ERISA, the USA Patriot Act, and the other laws referred to in Section 5.16 and Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

Section 9.2. Insurance.  Each Obligor will and will cause each of its Subsidiaries to maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

Section 9.3. Maintenance of Properties.  Each Obligor will and will cause each of its Subsidiaries to keep all properties useful and necessary in their respective businesses in good working order and condition, ordinary wear and tear excepted.

Section 9.4. Payment of Taxes.  Each Obligor will and will cause each of its Subsidiaries to file all income tax or similar tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies payable by any of them, to the extent the same have become due and payable and before they have become delinquent, provided that neither an Obligor nor any Subsidiary need pay any such tax, assessment, charge or levy if (i) the amount, applicability or validity thereof is contested by an Obligor or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and such Obligor or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Obligors or such Subsidiary or (ii) the nonpayment of all such taxes, assessments, charges and levies in the aggregate would not reasonably be expected to have a Material Adverse Effect.

Section 9.5. Corporate Existence, Etc.  Subject to Section 10.1, each Obligor will at all times preserve and keep in full force and effect its corporate existence.  Subject to Sections 10.1 and 10.2, each Obligor will at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries and all rights and franchises of each Obligor and its Subsidiaries unless, in the good faith judgment of the Obligors, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise would not, individually or in the aggregate, have a Material Adverse Effect.

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Section 9.6. Books and Records.  Each Obligor will, and will cause each of its Subsidiaries to, maintain in all material respects proper books of record and account in conformity with GAAP and all applicable requirements of any Governmental Authority having legal or regulatory jurisdiction over each Obligor or such Subsidiary, as the case may be.

Section 9.7. Notes and Guaranty to Rank Pari Passu.  The Notes and Guaranty and all other obligations under this Agreement of each Obligor are and at all times shall remain direct and unsecured obligations of each Obligor ranking pari passu as against the assets of such Obligor with all other Notes from time to time issued and outstanding hereunder without any preference among themselves and pari passu with all Indebtedness outstanding under any Credit Agreement and all other present and future unsecured Indebtedness (actual or contingent) of the Obligors which is not expressed to be subordinate or junior in rank to any other unsecured Indebtedness of the Obligors.

Section 9.8. Guarantors.  The Obligors will cause any Subsidiary which becomes liable for (either as a borrower or a guarantor) Indebtedness in respect of any Credit Agreement, to enter into a subsidiary guaranty agreement which shall be in a form substantially comparable to and not more restrictive than such guaranty and otherwise reasonably acceptable to the Obligors and the Required Holders providing for a guaranty of the obligations of the Obligors under the Notes and this Agreement (a “Subsidiary Guaranty”) and to deliver to each of the holders of the Notes (substantially concurrently with the incurrence of any such guaranty obligation pursuant to any Credit Agreement) the following items:

(i)a certificate signed by an authorized Responsible Officer of the Obligors making representations and warranties substantially to the effect of those contained in Sections 5.4(a), 5.6 and 5.7, with respect to such Subsidiary and the Subsidiary Guaranty, as applicable; and

(ii)an opinion of external counsel for the Obligors addressed to each of the holders of the Notes reasonably satisfactory to the Required Holders, substantially to the effect that the Subsidiary Guaranty by such Person has been duly authorized, executed and delivered and that the Subsidiary Guaranty constitutes the legal, valid and binding obligation of such Person enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

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The holders of the Notes agree to discharge and release any Subsidiary Guarantor from any Subsidiary Guaranty upon the written request of the Obligors, provided that (i) such Subsidiary Guarantor has been released and discharged (or will be released and discharged concurrently with the release of such Subsidiary Guarantor under the Subsidiary Guaranty) as an obligor and guarantor under and in respect of the Credit Agreement and the Obligors so certify to the holders of the Notes in a certificate of a Responsible Officer, (ii) at the time of such release and discharge, the Obligors shall deliver a certificate of a Responsible Officer to the holders of the Notes stating that no Default or Event of Default exists, and (iii) if any fee or other form of consideration is given to any holder of Indebtedness of the Obligors for the purpose of such release, holders of the Notes shall receive equivalent consideration.

Section 10.Negative Covenants.

So long as any of the Notes are outstanding:

Section 10.1. Merger, Consolidation, Etc.  The Obligors will not, and will not permit any of their respective Subsidiaries to, consolidate with or merge with any other Person or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to any Person; provided that:

(1)any Subsidiary of the Obligors may (x) consolidate with or merge with, or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to, (i) any Obligor or a wholly-owned Subsidiary so long as in any merger or consolidation involving any Obligor, such Obligor shall be the surviving or continuing corporation and so long as any merger or consolidation of the Company and Holdings, Holdings shall be the surviving or continuing corporation, or (ii) any other Person so long as the survivor is a Subsidiary, or (y) convey, transfer or lease all of its assets in compliance with the provisions of Section 10.2(ii); and

(2)the foregoing restriction does not apply to the consolidation or merger of any Obligor with, or the conveyance, transfer or lease of substantially all of the assets of such Obligor in a single transaction or series of transactions to, any Person so long as:

(a)the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease substantially all of the assets of such Obligor as an entirety, as the case may be (the “Successor Corporation”), shall be a solvent entity organized and existing under the laws of the United States of America, any State thereof or the District of Columbia;

(b)if such Obligor is not the Successor Corporation, such Successor Corporation shall have executed and delivered to each holder of Notes its assumption of the due and punctual performance and observance of each agreement, covenant and condition of this Agreement (including the Guaranty) and the Notes (pursuant to such agreements and instruments as shall be reasonably satisfactory to the Required Holders), and the Successor Corporation shall have caused to be delivered to each holder of Notes (A) an opinion of nationally recognized independent counsel, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and (B) an acknowledgment from each Subsidiary Guarantor that the Subsidiary Guaranty, if any, continues in full force and effect; and

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(c)immediately before and after giving effect to such transaction no Default or Event of Default would exist (it being agreed that, for purposes of determining compliance with Section 10.5, such transaction shall be treated on a pro forma basis for the relevant period as having been consummated as of the last day of the immediately preceding fiscal quarter).

No such conveyance, transfer or lease of all or substantially all of the assets of any Obligor shall have the effect of releasing such Obligor or Successor Corporation that shall theretofore have become such in the manner prescribed in this Section 10.1 from its liability under this Agreement.

The provisions of this Section 10.1 shall not limit the rights of the holders of Notes under Section 8.7.

Section 10.2. Sale of Assets.  The Obligors will not, and will not permit any of their respective Subsidiaries to, other than in connection with a conveyance, transfer or lease of all or substantially all of the assets of any Obligor made in compliance with the provisions of Section 10.1, lease, sell or otherwise dispose of its Property to any other Person, except:

(i) Sales of inventory in the ordinary course of business; or

(ii)Leases, sales or other dispositions of its property that, together with all other property of the Obligors and their Subsidiaries previously leased, sold or disposed of (other than inventory in the ordinary course of business) as permitted by this Section during the twelve-month period ending with the month in which any such lease, sale or other disposition occurs, do not constitute all or substantially all of the property of Holdings and its Subsidiaries.

Section 10.3. Terrorism Sanctions Regulations.  The Company will not and will not permit any Affiliated Entity to (a) become an OFAC Listed Person or (b) have any investments in, or engage in any dealings or transactions with any Blocked Person.

Section 10.4. Liens. The Obligors will not, and will not permit any of their respective Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any Property of any Obligor or any Subsidiary except:

(a)Mechanics’, materialmen’s, carriers’, and other similar Liens arising in the ordinary course of business that are not overdue for a period longer than 30 days or that are being contested in good faith by appropriate proceedings;

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(b)Pledges or deposits in connection with workers’ compensation, unemployment insurance, and other social security legislation;

(c)Liens for taxes not yet due or that are being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the consolidated books of Holdings in conformity with GAAP;

(d)Liens in respect of judgments or awards pending appeal (other than judgments or awards not constituting an Event of Default under Section 11(i)) so long as execution is not levied thereunder, and Liens in favor of plaintiff or defendant in any action before a court or a tribunal as security for costs or expenses where such action is being prosecuted or defended in the bona fide interest of Holdings or any other Group Member;

(e)Liens on deposits to secure, or any Lien otherwise securing, the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety bonds, appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

(f)Liens on any fixed or capital assets to secure the purchase of or the cost of construction or improvement of such fixed or capital assets or to secure Indebtedness incurred solely for the purpose of financing the acquisition, construction or improvement of such fixed or capital assets (including Liens securing capital lease obligations) provided, that (i) such Lien secures Indebtedness which on the date incurred and after giving pro forma effect thereto is permitted under Section 10.5; (ii) such Lien attaches to such asset concurrently or within 90 days after the acquisition, improvement or completion of the construction thereof; (iii) such Lien does not extend to any other asset of any Group Member; and (iv) the Indebtedness secured by such Lien does not exceed the cost of acquiring, constructing or improving such fixed or capital assets;

(g)Liens (x) outstanding on or over any assets acquired after the date of this Agreement, (y) in existence at the date of such acquisition and not created in contemplation thereof, and (z) where the principal amount secured thereby is not increased over the amount so secured and outstanding at the time of such acquisition (other than in the case of Liens for a fluctuating balance facility, by way of utilization of that facility within the limits applicable thereto at the time of acquisition);

(h)Liens constituted by a right of set off, or rights over a margin call account, or any form of cash collateral, or any similar arrangement, in any such case for obligations incurred in respect of any Hedge Agreements, as renewed or extended upon the renewal or extension or refinancing or replacement of the obligations secured thereby;

(i)Liens existing as of the date of this Agreement and set forth on Schedule 10.4 as renewed, extended, refinanced or replaced, provided that such renewal, extension, refinancing, or replacement does not cover any other assets or increase the obligations secured thereby;

(j)Liens on the property of a Person existing at the time such Person is merged into or consolidated with Holdings or any other Group Member and not incurred in contemplation with such merger or consolidation; and

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(k)Liens not permitted by subsections (a) through (j) above, if the aggregate amount of all obligations of the Obligors or any Subsidiary secured by all such Liens not so permitted by subsections (a) through (j) above does not at any time exceed 15% of Consolidated Net Worth; providedfurther that, no such Liens permitted under this Section 10.4(k) may secure any obligations under any Credit Agreement.

Section 10.5. Leverage Ratio.  The Obligors will not permit the ratio of Consolidated Total Debt to Total Capitalization to be greater than 0.70:1.00 as of (i) the end of any fiscal month of Holdings (as determined by Holdings and the Company based on their internal fiscal month-end consolidated balance sheet prepared not later than ten days following the end of such fiscal month), or (ii) at the end of any fiscal quarter of Holdings.  For the purposes of the foregoing, to the extent Consolidated Total Debt includes outstanding amounts under Hybrid Securities, then a portion of the amount of such Hybrid Securities not to exceed a total of 15% of Total Capitalization may be excluded from Consolidated Total Debt.

Section 10.6. Line of Business.  The Obligors will not, and will not permit any of their respective Subsidiaries to, engage in any business if, as a result, the general nature of the business in which the Obligors and their respective Subsidiaries, taken as a whole, would then be engaged would be substantially changed from the general nature of the business in which the Obligors and their respective Subsidiaries, taken as a whole, are engaged on the date of this Agreement as described in the Memorandum.

Section 10.7. Restricted Payments.  The Obligors will not declare or pay, or incur any liability to declare or pay, any dividends or payments on any Capital Stock of any Obligor, whether now or hereafter outstanding, or make any other distributions in respect thereof, either directly or indirectly, whether in cash or property or in obligations of any Obligor, unless no Default or Event of Default shall have occurred and be continuing or would result therefrom.

Section 11.Events of Default.

An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:

(a)any Obligor defaults in the payment of any principal or Make-Whole Amount, if any, or LIBOR Breakage Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

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(b)any Obligor defaults in the payment of any interest on any Note for more than five (5) Business Days after the same becomes due and payable; or

(c)any Obligor defaults in the performance of or compliance with any term contained in Section 10; or

(d)any Obligor defaults in the performance of or compliance with any term contained herein (other than those referred to in Sections 11(a), (b) and (c)) and such default is not remedied within thirty (30) days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) any Obligor receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this Section 11(d)); or

(e)any representation or warranty made in writing by or on behalf of any Obligor or by any officer of any Obligor in this Agreement or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

(f)(i) any Obligor or any Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness beyond any period of grace provided with respect thereto, or (ii) any Obligor or any Subsidiary is in default in the performance of or compliance with any term of any instrument, mortgage, indenture or other agreement relating to any Indebtedness other than the Notes or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared, due and payable, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Indebtedness to convert such Indebtedness into equity interests), any Obligor or any Subsidiary has become obligated to purchase or repay Indebtedness other than the Notes before its regular maturity or before its regularly scheduled dates of payment; provided, that a default, event or condition described in clause (i), (ii) or (iii) of this paragraph (f) shall not at any time constitute an Event of Default unless, at such time, one or more defaults, events or conditions of the type described in clauses (i), (ii) and (iii) of this paragraph (f) shall have occurred and be continuing with respect to Indebtedness the total principal amount of which exceeds in the aggregate $100,000,000 (which, in the case of Indebtedness arising under any Hedge Agreement, shall be determined as the amount, if any, that would then be payable by the Group Member thereunder if such Hedge Agreement were to be terminated as a result of default by such Group Member); or

(g)any Obligor or any Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its Property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

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(h)a court or Governmental Authority of competent jurisdiction enters an order appointing, without consent by any Obligor or any Subsidiary, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its Property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of any Obligor or any Subsidiary, or any such petition shall be filed against any Obligor or any Subsidiary and such petition shall not be dismissed within 60 days; or

(i)a final judgment or judgments for the payment of money aggregating in excess of $100,000,000 (to the extent not covered by independent third party insurance as to which the insurer does not dispute coverage) are rendered against one or more of any Obligor or any Subsidiary and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

(j)if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified any Obligor or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate “amount of unfunded benefit liabilities” (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $100,000,000, (iv) any Obligor or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) any Obligor or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) any Obligor or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of any Obligor or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, would reasonably be expected to have a Material Adverse Effect; or

(k)the obligations of Holdings under the Guaranty or any Subsidiary under any Subsidiary Guaranty, if any, shall fail to remain in full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of any such obligations or Holdings or any Subsidiary, as applicable, shall deny it has any further liability under the Guaranty or any Subsidiary Guaranty (if any), as applicable, or give notice to that effect.

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As used in Section 11(j), the terms “employee benefit plan” and “employee welfare benefit plan” shall have the respective meanings assigned to such terms in section 3 of ERISA.

Section 12.Remedies on Default, Etc.

Section 12.1. Acceleration. (a) If an Event of Default with respect to any Obligor described in Section 11(g) or (h) (other than an Event of Default described in clause (i) of Section 11(g) by virtue of the fact that such clause encompasses clause (i) of Section 11(g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

(b)If any Event of Default (other than pursuant to Sections 11(g) or (h)) has occurred and is continuing, the Required Holders may at any time at its or their option, by notice or notices to any Obligor, declare all the Notes then outstanding to be immediately due and payable.

(c)If any Event of Default described in Section 11(a) or (b) has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to any Obligor, declare all the Notes held by it or them to be immediately due and payable.

Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon (including, but not limited to, interest accrued thereon at the Default Rate) and (y) the Make-Whole Amount or LIBOR Breakage Amount, if any, determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived.  Each Obligor acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by an Obligor (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount or LIBOR Breakage Amount, if any, by the Obligors in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

Section 12.2 Other Remedies.  If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or by law or otherwise.

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Section 12.3 Rescission.  At any time after any Notes have been declared due and payable pursuant to Section 12.1(b) or (c), the Required Holders, by written notice to any Obligor, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount or LIBOR Breakage Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount or LIBOR Breakage Amount, if any, and (to the extent permitted by applicable law) any overdue interest of the Notes, at the Default Rate, (b) neither any Obligor nor any other Person shall have paid any amounts which have become due solely by reason of such declaration, (c) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (d) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes.  No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Defaults or impair any right consequent thereon.

Section 12.4 No Waivers or Election of Remedies, Expenses, Etc.  No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies.  No right, power or remedy conferred by this Agreement or by a Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or thereafter available at law, in equity, by statute or otherwise.  Without limiting the obligations of any Obligor under Section 15, any Obligor will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys’ fees, expenses and disbursements.

Section 13.Registration; Exchange; Substitution of Notes.

Section 13.1. Registration of Notes.  The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes.  The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register.  Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary.  The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

Section 13.2. Transfer and Exchange of Notes.  Upon surrender of any Note to the Company at the address and to the attention of the designated officer (all as specified in Section 18(iii)), for registration of transfer or exchange (and in the case of a surrender for registration of transfer accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder’s attorney duly authorized in writing and accompanied by the relevant name, address and other information for notices of each transferee of such Note or part thereof), within ten Business Days thereafter, the Company shall execute and deliver, at the Company’s expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, of the same series and in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note.  Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1(a) with respect to the Series A Notes and Exhibit 1(b) with respect to the Series B Notes.  Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon.  The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes.  Notes shall not be transferred in denominations of less than $100,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $100,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2.

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Section 13.3. Replacement of Notes.  Upon receipt by the Company at the address and to the attention of the designated officer (all as specified in Section 18(iii)) of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

(a)in the case of loss, theft or destruction, of indemnity in favor of the Company reasonably satisfactory to the Company (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $50,000,000 or a Qualified Institutional Buyer, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or

(b)in the case of mutilation, upon surrender and cancellation thereof,

within ten Business Days thereafter, the Company at its own expense shall execute and deliver, in lieu thereof, a new Note of the same series, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

Section 14.Payments on Notes.

Section 14.1. Place of Payment.  Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, LIBOR Breakage Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of Bank of America, N.A. in such jurisdiction.  The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

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Section 14.2. Home Office Payment.  So long as any Purchaser or its nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, LIBOR Breakage Amount, if any, and interest by the method and at the address specified for such purpose below such Purchaser’s name in Schedule A, or by such other reasonable method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1.  Prior to any sale or other disposition of any Note held by a Purchaser or its nominee, such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes of the same series pursuant to Section 13.2.  The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by a Purchaser under this Agreement and that has made the same agreement relating to such Note as the Purchasers have made in this Section 14.2.

Section 15.Expenses, Etc.

Section 15.1. Transaction Expenses.  Whether or not the transactions contemplated hereby are consummated, the Company will pay all costs and expenses (including reasonable attorneys’ fees of a special counsel and, if reasonably required by the Required Holders, local or other counsel) incurred by the Purchasers and each other holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or the Notes, or by reason of being a holder of any Note, (b) the costs and expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes and (c) the costs and expenses incurred in connection with the initial filing of this Agreement and all related documents and financial information with the SVO, provided that such costs and expenses under this clause (c) shall not exceed $5,000.  The Company will pay, and will save each Purchaser and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those, if any, retained by a Purchaser or other holder in connection with its purchase of the Notes).

Section 15.2. Survival.  The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.

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Section 16.Survival of Representations and Warranties; Entire Agreement.

All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of such Purchaser or any other holder of a Note.  All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement.  Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between each Purchaser and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

Section 17.Amendment and Waiver.

Section 17.1. Requirements.  This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Obligors and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to any Purchaser unless consented to by the Obligors and such Purchaser in writing, and (b) no such amendment or waiver may, without the written consent of the Obligors and the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount or LIBOR Breakage Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (iii) amend any of Sections 8, 11(a), 11(b), 12, 17, 20 or 22.

Section 17.2. Solicitation of Holders of Notes.

(a)Solicitation. The Obligors will provide each holder of the Notes (irrespective of the amount or series of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes.  The Obligors will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

(b)Payment. No Obligor will directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes of any series or any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each holder of each series of Notes then outstanding even if such holder did not consent to such waiver or amendment.

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(c)Consent in Contemplation of Transfer.  Any consent made pursuant to this Section 17 by the holder of any Note that has transferred or has agreed to transfer such Note to any Obligor, any Subsidiary or any Affiliate of any Obligor and has provided or has agreed to provide such written consent in connection with such transfer shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such transferring holder.

Section 17.3. Binding Effect, etc.  Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of each series of Notes and is binding upon them and upon each future holder of any Note of any series and upon the Obligors without regard to whether such Note has been marked to indicate such amendment or waiver.  No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon.  No course of dealing between any Obligor and the holder of any Note of any series nor any delay in exercising any rights hereunder or under any Note of any series shall operate as a waiver of any rights of any holder of such Note.  As used herein, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

Section 17.4. Notes Held by the Obligors, etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by any Obligor or any of its Affiliates shall be deemed not to be outstanding.

Section 18.Notices.

All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid).  Any such notice must be sent:

(i)if to any Purchaser or its nominee, to such Purchaser or nominee at the address specified for such communications in Schedule A, or at such other address as such Purchaser or nominee shall have specified to the Obligors in writing,

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(ii)if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Obligors in writing, or

(iii)if to any Obligor, directed to AGL Resources Inc. at Ten Peachtree Place NE, Suite 1000, Atlanta, Georgia 30309, to the attention of Andrew W. Evans (with a copy to Dewey & LeBoeuf LLP, 1301 Avenue of the Americas, New York, New York 10019, attention of William S. Lamb), or at such other address as the Obligor shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

Section 19.Reproduction of Documents.

This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, electronic, digital, or other similar process and such Purchaser may destroy any original document so reproduced.  Each Obligor agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.  This Section 19 shall not prohibit any Obligor or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

Section 20.Confidential Information.

For the purposes of this Section 20, “Confidential Information” means information delivered to any Purchaser by or on behalf of any Obligor or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser as being confidential information of such Obligor or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any person acting on such Purchaser’s behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by any Obligor or any Subsidiary or (d) constitutes financial statements delivered to such Purchaser under Section 7.1 that are otherwise publicly available.  Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information to (i) its directors, trustees, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by its Notes), (ii) its financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which it sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (v) any Person from which it offers to purchase any security of any Obligor (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (vi) any federal or state regulatory authority having jurisdiction over such Purchaser, (vii) the NAIC or the SVO or, in each case, any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s Notes and this Agreement.  Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement.  On reasonable request by any Obligor in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with such Obligor embodying the provisions of this Section 20.

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Section 21.Substitution of Purchaser.

Each Purchaser shall have the right to substitute any one of its Affiliates as the purchaser of the Notes that it has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and such Affiliate, shall contain such Affiliate’s agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6.  Upon receipt of such notice, any reference to such Purchaser in this Agreement (other than in this Section 21), shall be deemed to refer to such Affiliate in lieu of such original Purchaser.  In the event that such Affiliate is so substituted as a Purchaser hereunder and such Affiliate thereafter transfers to such original Purchaser all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, any reference to such Affiliate as a “Purchaser” in this Agreement (other than in this Section 21), shall no longer be deemed to refer to such Affiliate, but shall refer to such original Purchaser, and such original Purchaser shall again have all the rights of an original holder of the Notes under this Agreement.

Section 22.Guaranty.

Holdings, as primary obligor and not merely as a surety, hereby irrevocably, absolutely and unconditionally guarantees to the holder of each Note and each of their respective successors, endorsees, transferees and assigns (each a “Beneficiary” and collectively, the “Beneficiaries”) the prompt and complete payment by the Company, as and when due and payable, of the Obligations, in accordance with the terms of the Credit Documents.  The Guaranty shall rank equally and pari passu with all other unsecured and unsubordinated debt of Holdings.

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Holdings hereby guarantees that the Obligations will be paid strictly in accordance with the terms of the Credit Documents, regardless of any law now or hereafter in effect in any jurisdiction affecting any such terms or the rights of the Beneficiaries with respect thereto.  The obligations and liabilities of Holdings under the provisions of this Section shall be absolute and unconditional irrespective of:  (i) any lack of validity or enforceability of any of the Obligations or any Credit Document, or any delay, failure or omission to enforce or agreement not to enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise of any right with respect to the foregoing (including, in each case, without limitation, as a result of the insolvency, bankruptcy or reorganization of any Beneficiary, the Company or any other Person); (ii) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations, or any other amendment or waiver of or consent to any departure from the Credit Documents or any agreement or instrument relating thereto; (iii) any exchange or release of, or non-perfection of any Lien on or in any collateral, or any release, amendment or waiver of, or consent to any departure from, any other guaranty of, or agreement granting security for, all or any of the Obligations; (iv) any claim, set-off, counterclaim, defense or other rights that Holdings may have at any time and from time to time against any Beneficiary or any other Person, whether in connection with the transactions contemplated by this Agreement or any unrelated transaction; or (v) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Company or any other guarantor or surety in respect of the Obligations or Holdings in respect hereof.

The Guaranty provided for herein (i) is a guaranty of payment and not of collection; (ii) is a continuing guaranty and shall remain in full force and effect until the Obligations have been paid in full in cash; and (iii) shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be returned by any Beneficiary upon or as a result of the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or otherwise, all as though such payment had not been made.

The obligations and liabilities of Holdings hereunder shall not be conditioned or contingent upon the pursuit by any Beneficiary or any other Person at any time of any right or remedy against the Company or any other Person that may be or become liable in respect of all or any part of the Obligations or against any collateral security or guaranty therefor or right of setoff with respect thereto.

Holdings hereby consents that, without the necessity of any reservation of rights against Holdings and without notice to or further assent by Holdings, any demand for payment of any of the Obligations made by any Beneficiary may be rescinded by such Beneficiary and any of the Obligations continued after such rescission.

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Holdings’ obligations under this Section shall be unconditional, irrespective of any lack of capacity of the Company or any lack of validity or enforceability of any other provision of this Agreement or any other Credit Document, and the provisions of this Section shall not be affected in any way by any variation, extension, waiver, compromise or release of any or all of the Obligations or of any security or guaranty from time to time therefor.

The obligations of Holdings under this Section shall not be reduced, limited, impaired, discharged, deferred, suspended or terminated by any proceeding or action, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, marshalling of assets, assignment for the benefit of creditors, composition with creditors, readjustment, liquidation or arrangement of the Company or any similar proceedings or actions, or by any defense the Company may have by reason of the order, decree or decision of any court or administrative body resulting from any such proceeding or action.  Without limiting the generality of the foregoing, Holdings’ liability shall extend to all amounts and obligations that constitute the Obligations and would be owed by the Company, but for the fact that they are unenforceable or not allowable due to the existence of any such proceeding or action.

Holdings hereby unconditionally waives in its capacity as a guarantor under this Section:  (i) promptness and diligence; (ii) notice of or proof of reliance by the holders of the Notes upon the terms of this Section or acceptance of the terms of this Section; (iii) notice of the incurrence of any Obligation by the Company or the renewal, extension or accrual of any Obligation or of any circumstances affecting the Company’s financial condition or ability to perform the Obligations; (iv) notice of any actions taken by the Beneficiaries or the Company or any other Person under any Credit Document or any other agreement or instrument relating thereto; (v) all other notices, demands and protests, and all other formalities of every kind in connection with the enforcement of the Obligations, of the obligations of Holdings hereunder or under any other Credit Document, the omission of or delay in which, but for the provisions of this Section might constitute grounds for relieving Holdings of its obligations under this Section; (vi) any requirement that the Beneficiaries protect, secure, perfect or insure any Lien or any property subject thereto, or exhaust any right or take any action against the Company or any other Person or any collateral; and (vii) each other circumstance, other than payment of the Obligations in full, that might otherwise result in a discharge or exoneration of, or constitute a defense to, Holdings’ obligations hereunder.

No failure on the part of any Beneficiary to exercise, and no delay in exercising, any right, remedy, power or privilege hereunder or under any Credit Document or any other agreement or instrument relating thereto shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder or under any Credit Document or any other agreement or instrument relating thereto preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.  The terms of this Section are in addition to and not in limitation of any other rights, remedies, powers and privileges the Beneficiaries may have by virtue of any other instrument or agreement heretofore, contemporaneously herewith or hereafter executed by Holdings or any other Person or by applicable law or otherwise.  All rights, remedies, powers and privileges of the Beneficiaries shall be cumulative and may be exercised singly or concurrently.  The rights, remedies, powers and privileges of the Beneficiaries under this Section against Holdings are not conditional or contingent on any attempt by the Beneficiaries to exercise any of their rights, remedies, powers or privileges against any other guarantor or surety or under the Credit Documents or any other agreement or instrument relating thereto against the Company or against any other Person.

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Holdings hereby acknowledges and agrees that, until the Obligations have been paid in full in cash, under no circumstances shall it be entitled to be subrogated to any rights of any Beneficiary in respect of the Obligations performed by it hereunder or otherwise, and Holdings hereby expressly and irrevocably waives, until the Obligations have been paid in full in cash, (i) each and every such right of subrogation and any claims, reimbursements, right or right of action relating thereto (howsoever arising), and (ii) each and every right to contribution, indemnification, set-off or reimbursement, whether from the Company or any other Person now or hereafter primarily or secondarily liable for any of the Obligations, and whether arising by contract or operation of law or otherwise by reason of Holdings’ execution, delivery or performance of this Agreement.

Holdings represents and warrants that it has established adequate means of keeping itself informed of the Company’s financial condition and of other circumstances affecting the Company’s ability to perform the Obligations, and agrees that no holder of any Note shall have any obligation to provide to Holdings any information it may have, or hereafter receive, in respect of the Company.

To further evidence the Guaranty set forth in this Section 22, Holdings hereby agrees that a notation of such Guaranty shall be endorsed by Holdings (by manual or facsimile signature) on each Note; provided that the Guaranty set forth in this Section 22 shall remain in full force and effect notwithstanding any failure to endorse any Note.  The delivery of any Note, after execution thereof, shall constitute due delivery of the Guaranty set forth in this Agreement on behalf of Holdings.

Section 23.Miscellaneous.

Section 23.1. Successors and Assigns.  All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

Section 23.2. Payments Due on Non-Business Days.  Anything in this Agreement or the Notes to the contrary notwithstanding (but without limiting the requirement in Section 8.4 that the notice of any optional prepayment specify a Business Day as the date fixed for such prepayment), any payment of principal of or Make-Whole Amount, LIBOR Breakage Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; provided that if the maturity date of any Note is a date other than a Business Day, the payment otherwise due on such maturity date shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.

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Section 23.3. Accounting Terms.  (a) Generally.  All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Audited Financial Statements, except as otherwise specifically prescribed herein. Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Indebtedness of Holdings and its Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 on financial liabilities shall be disregarded.

(b)Changes in GAAP.  If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in this Agreement, and either the Obligors or the Required Holders shall so request, representatives of the holders of the Notes designated by the Required Holders at such time and the Obligors shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Holders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein, and (ii) the Obligors shall provide to the holders of the Notes that are Institutional Investors financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.

Section 23.4. Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by applicable law) not invalidate or render unenforceable such provision in any other jurisdiction.

Section 23.5. Construction, etc.  Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant.  Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

For the avoidance of doubt, all Schedules and Exhibits attached to this Agreement shall be deemed to be a part hereof.

Section 23.6. Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument.  Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

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Section 23.7. Governing Law.  This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

Section 23.8. Jurisdiction and Process; Waiver of Jury Trial.  (a) Each party to this Agreement hereby irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Notes.  To the fullest extent permitted by applicable law, each party to this Agreement hereby irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b)Each party to this Agreement hereby consents to process being served by or on behalf of any other party hereto in any suit, action or proceeding of the nature referred to in Section 23.8(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified in or pursuant to Section 18 or at such other address of which such party shall then have been notified pursuant to said Section.  Each party to this Agreement hereby agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it.  Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(c)Nothing in this Section 23.8 shall affect the right of any party to this Agreement to serve process in any manner permitted by applicable law, or limit any rights that any party hereto may have to bring proceedings against any other party hereto in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(d)The parties hereto hereby waive trial by jury in any action brought on or with respect to this Agreement, the Notes or any other document executed in connection herewith or therewith.

*    *    *    *    *

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AGL Capital CorporationNote Purchase Agreement

If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Company, whereupon this Agreement shall become a binding agreement between you and the Company.

Very truly yours,

AGL Capital Corporation

By /s/ Paul R. Shlanta
Name: Paul R. Shlanta
Title: President

AGL Resources Inc.

By /s/ Andrew W. Evans
Name: Andrew W. Evans
Title: Executive Vice President and Chief Financial Officer

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This Agreement is hereby accepted and agreed to as  of the date thereof.

The Northwestern Mutual Life Insurance Company, a Wisconsin mutual company

By  /s/ Jerome R. Baier
Name:  Jerome R. Baier
Its Authorized Representative

The Northwestern Mutual Life Insurance Company for its Group Annuity Separate Account

By  /s/ Jerome R. Baier
Name:  Jerome R. Baier
Its Authorized Representative

AGL Capital CorporationNote Purchase Agreement

Accepted as of the date first written above.

Metropolitan Life Insurance Company

MetLife Insurance Company of Connecticut
By: Metropolitan Life Insurance Company, its Investment Manager

MetLife Reinsurance Company of Charleston
By: Metropolitan Life Insurance Company, its Investment Manager

MetLife Reinsurance Company of South Carolina
By: Metropolitan Life Insurance Company, its Investment Manager

MetLife Investors USA Insurance Company
By: Metropolitan Life Insurance Company, its Investment Manager

By  /s/ John A. Tanyeri
Name:  John A. Tanyeri
Title:    Director

AGL Capital CorporationNote Purchase Agreement

Accepted as of the date first written above.

Principal Life Insurance Company

By:	Principal Global Investors, LLC,
a Delaware limited liability company,
its authorized signatory

By  /s/ Colin Pennycooke
Name:  Colin Pennycooke
Title:    Counsel

By  /s/ James C. Fifield
Name:  James C. Fifield
Title:    Assistant General Counsel

AGL Capital CorporationNote Purchase Agreement

Accepted as of the date first written above.

Travelers Casualty and Surety Company of America

By  /s/ Annette M. Masterson
Name:  Annette M. Masterson
Title:    Vice President

AGL Capital CorporationNote Purchase Agreement

Accepted as of the date first written above.

Country Life Insurance Company

By  /s/ John A. Jacobs
Name:  John A. Jacobs
Title:    Director – Fixed Income

Information Relating to Purchasers

Name of and Address of Purchaser	Series of Notes	Principal Amount of Notes to be Purchased
The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue Milwaukee, Wisconsin 53202 Attention: Securities Department Email: privateinvest@northwesternmutual.com	B	$50,000,000 $10,000,000 $10,000,000 $10,000,000 $10,000,000 $10,000,000 $10,000,000 $9,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds, with sufficient information to identify the source of the transfer, the amount of interest, principal, premium, the series of Notes and the PPN, to:

US Bank
777 East Wisconsin Avenue
Milwaukee, Wisconsin  53202
ABA# 075000022
For the account of:  NM Private Placement
Account No. 182380324521

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments and written confirmation of each such payment to be addressed, Attention:  Investment Operations, Email: privates@northwesternmutual.com.

Physical Delivery of Notes

The Northwestern Mutual Life Insurance Company
720 East Wisconsin Avenue
Milwaukee, Wisconsin  53202
Attention:  Douglas D. Timmer

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  39-0509570

Schedule A
(to Note Purchase Agreement)

Name of and Address of Purchaser	Series of Notes	Principal Amount of Notes to be Purchased
The Northwestern Mutual Life Insurance Company For its Group Annuity Separate Account 720 East Wisconsin Avenue Milwaukee, Wisconsin 53202 Attention: Securities Department Email: privateinvest@northwesternmutual.com	B	$5,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds, with sufficient information to identify the source of the transfer, the amount of interest, principal, premium, the series of Notes and the PPN, to:

US Bank
777 East Wisconsin Avenue
Milwaukee, Wisconsin  53202
ABA# 075000022
For the account of:  NM GASA Account
Account No. 182380324018

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments and written confirmation of each such payment to be addressed, Attention:  Investment Operations, Email: privates@northwesternmutual.com.

Physical Delivery of Notes

The Northwestern Mutual Life Insurance Company
720 East Wisconsin Avenue
Milwaukee, Wisconsin  53202
Attention:  Douglas D. Timmer

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  39-0509570

Name of and Address of Purchaser	Series of Notes	Principal Amount of Notes to be Purchased
Metropolitan Life Insurance Company 1095 Avenue of the Americas New York, New York 10036	A	$42,500,000

Payments
All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name:  JPMorgan Chase Bank
ABA Routing #:  021-000-021
Account No.:  002-2-410591
Account Name:  Metropolitan Life Insurance Company
Ref:  AGL Capital Corp 1.91% due October 31, 2016

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

Notices
All notices and communications:

Metropolitan Life Insurance Company
Investments, Private Placements
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention:  Director
Facsimile (973) 355-4250

With a copy OTHER than with respect to deliveries of financial statements to:

Metropolitan Life Insurance Company
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Chief Counsel-Securities Investments (PRIV)
Email:  sec_invest_law@metlife.com

Physical Delivery

Metropolitan Life Insurance Company
Securities Investments, Law Department
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention:  Karen Crockett, Esq.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number: 13-5581829

Name of and Address of Purchaser	Series of Notes	Principal Amount of Notes to be Purchased
MetLife Insurance Company of Connecticut c/o Metropolitan Life Insurance Company 1095 Avenue of the Americas New York, New York 10036	A	$26,500,000

Payments
All scheduled payments of principal and interest by wire transfer of immediately available funds to:
Bank Name:  JPMorgan Chase Bank
ABA Routing #:  021-000-021
Account No.:  910-2-587434
Account Name:  MetLife Insurance Company of Connecticut
Ref:  AGL Capital Corp 1.91% due October 31, 2016

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

Notices
All notices and communications:

MetLife Insurance Company of Connecticut
c/o Metropolitan Life Insurance Company
Investments, Private Placements
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention:  Director
Facsimile (973) 355-4250

With a copy OTHER than with respect to deliveries of financial statements to:

MetLife Insurance Company of Connecticut
c/o Metropolitan Life Insurance Company
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Chief Counsel-Securities Investments (PRIV)
Email:  sec_invest_law@metlife.com

Physical Delivery

MetLife Insurance Company of Connecticut
c/o Metropolitan Life Insurance Company
Securities Investments, Law Department
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention:  Karen Crockett, Esq.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  06-0566090

Name of and Address of Purchaser	Series of Notes	Principal Amount of Notes to be Purchased
MetLife Reinsurance Company of South Carolina c/o Metropolitan Life Insurance Company 1095 Avenue of the Americas New York, New York 10036	A	$16,000,000

Payments
All scheduled payments of principal and interest by wire transfer of immediately available funds to:
Bank Name:  U.S. Bank N.A.
ABA Routing #:  091-000-022
DDA/General Acct No.:   173103198383
For Further Credit For:   19-5983
Account Name: MRSC Trust B for the Benefit of MetLife Insurance Company of Connecticut
ATTN:  Kim Whited (513) 762-8883
Ref:  19-5983 – AGL Capital Corp 1.91% due October 31, 2016

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

Notices
All notices and communications:

MetLife Reinsurance Company of South Carolina
c/o Metropolitan Life Insurance Company
Investments, Private Placements
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention:  Director
Facsimile (973) 355-4250

With a copy OTHER than with respect to deliveries of financial statements to:

MetLife Reinsurance Company of South Carolina
c/o Metropolitan Life Insurance Company
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Chief Counsel-Securities Investments (PRIV)
Email:  sec_invest_law@metlife.com

Physical Delivery

MetLife Reinsurance Company of South Carolina
c/o Metropolitan Life Insurance Company
Securities Investments, Law Department
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention:  Karen Crockett, Esq.

Name of Nominee in which Notes are to be issued:  MetLife Reinsurance Company of South Carolina, Trust Account B

Taxpayer I.D. Number:  20-1452630

Name of and Address of Purchaser	Series of Notes	Principal Amount of Notes to be Purchased
MetLife Insurance Company of Connecticut c/o Metropolitan Life Insurance Company 1095 Avenue of the Americas New York, New York 10036	A	$11,000,000

Payments
All scheduled payments of principal and interest by wire transfer of immediately available funds to:
Bank Name:  State Street Bank
ABA Routing #:  011-000-028
Account No.:  0008-7155
Account Name:  MetLife Insurance Company of Connecticut - Separate Account MGA
Ref:  AGL Capital Corp 1.91% due October 31, 2016

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

Notices
All notices and communications:

MetLife Insurance Company of Connecticut
c/o Metropolitan Life Insurance Company
Investments, Private Placements
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention:  Director
Facsimile (973) 355-4250

With a copy OTHER than with respect to deliveries of financial statements to:

MetLife Insurance Company of Connecticut
c/o Metropolitan Life Insurance Company
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Chief Counsel-Securities Investments (PRIV)
Email:  sec_invest_law@metlife.com

Physical Delivery

MetLife Insurance Company of Connecticut
c/o Metropolitan Life Insurance Company
Securities Investments, Law Department
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention:  Karen Crockett, Esq.

Name of Nominee in which Notes are to be issued:  MetLife Insurance Company of Connecticut, on behalf of its Separate Account MGA

Taxpayer I.D. Number:  06-0566090

Name of and Address of Purchaser	Series of Notes	Principal Amount of Notes to be Purchased
MetLife Reinsurance Company of Charleston c/o Metropolitan Life Insurance Company 1095 Avenue of the Americas New York, New York 10036	A	$10,500,000

Payments
All scheduled payments of principal and interest by wire transfer of immediately available funds to:
Bank Name:  JPMorgan Chase Bank
ABA Routing #:  021-000-021
Account No.:  304-910848
Account Name:  MetLife Reinsurance Company of Charleston
Ref:  AGL Capital Corp 1.91% due October 31, 2016

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

Notices
All notices and communications:

MetLife Reinsurance Company of Charleston
c/o Metropolitan Life Insurance Company
Investments, Private Placements
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention:  Director
Facsimile (973) 355-4250

With a copy OTHER than with respect to deliveries of financial statements to:

MetLife Reinsurance Company of Charleston
c/o Metropolitan Life Insurance Company
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Chief Counsel-Securities Investments (PRIV)
Email:  sec_invest_law@metlife.com

Physical Delivery

MetLife Reinsurance Company of Charleston
c/o Metropolitan Life Insurance Company
Securities Investments, Law Department
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention:  Karen Crockett, Esq.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  20-5819518

Name of and Address of Purchaser	Series of Notes	Principal Amount of Notes to be Purchased
MetLife Investors USA Insurance Company c/o Metropolitan Life Insurance Company 1095 Avenue of the Americas New York, New York 10036	A	$8,000,000

Payments
All scheduled payments of principal and interest by wire transfer of immediately available funds to:
Bank Name:  JPMorgan Chase Bank
ABA Routing #:  021-000-021
Account No.:  002-2-431530
Account Name:  MetLife Investors USA Insurance Company
Ref:  AGL Capital Corp 1.91% due October 31, 2016

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

Notices
All notices and communications:

MetLife Investors USA Insurance Company
c/o Metropolitan Life Insurance Company
Investments, Private Placements
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention:  Director
Facsimile (973) 355-4250

With a copy OTHER than with respect to deliveries of financial statements to:

MetLife Investors USA Insurance Company
c/o Metropolitan Life Insurance Company
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Chief Counsel-Securities Investments (PRIV)
Email:  sec_invest_law@metlife.com

Physical Delivery

MetLife Investors USA Insurance Company
c/o Metropolitan Life Insurance Company
Securities Investments, Law Department
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention:  Karen Crockett, Esq.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  54-0696644

Name of and Address of Purchaser	Series of Notes	Principal Amount of Notes to be Purchased
MetLife Insurance Company of Connecticut c/o Metropolitan Life Insurance Company 1095 Avenue of the Americas New York, New York 10036	A	$3,000,000

Payments
All scheduled payments of principal and interest by wire transfer of immediately available funds to:
Bank Name:  State Street Bank
ABA Routing #:  011-000-028
Account No.:  0008-7056
Account Name:  MetLife Insurance Company of Connecticut - Separate Account MGA II
Ref:  AGL Capital Corp 1.91% due October 31, 2016

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

Notices
All notices and communications:

MetLife Insurance Company of Connecticut
c/o Metropolitan Life Insurance Company
Investments, Private Placements
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention:  Director
Facsimile (973) 355-4250

With a copy OTHER than with respect to deliveries of financial statements to:

MetLife Insurance Company of Connecticut
c/o Metropolitan Life Insurance Company
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Chief Counsel-Securities Investments (PRIV)
Email:  sec_invest_law@metlife.com

Physical Delivery

MetLife Insurance Company of Connecticut
c/o Metropolitan Life Insurance Company
Securities Investments, Law Department
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention:  Karen Crockett, Esq.

Name of Nominee in which Notes are to be issued:  MetLife Insurance Company of Connecticut, on behalf of its Separate Account MGA II

Taxpayer I.D. Number:  06-0566090

Name of and Address of Purchaser	Series of Notes	Principal Amount of Notes to be Purchased
MetLife Reinsurance Company of South Carolina c/o Metropolitan Life Insurance Company 1095 Avenue of the Americas New York, New York 10036	A	$2,500,000

Payments
All scheduled payments of principal and interest by wire transfer of immediately available funds to:
Bank Name:  U.S. Bank N.A.
ABA Routing #:  091-000-022
DDA/General Acct No.:  173103198383
For Further Credit For:  19-5984
Account Name: MRSC Trust B for the Benefit of MetLife Insurance Company of Connecticut
ATTN:  Kim Whited (513) 762-8883
Ref:  19-5984 – AGL Capital Corp 1.91% due October 31, 2016

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

Notices
All notices and communications:

MetLife Reinsurance Company of South Carolina
c/o Metropolitan Life Insurance Company
Investments, Private Placements
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention:  Director
Facsimile (973) 355-4250

With a copy OTHER than with respect to deliveries of financial statements to:

MetLife Reinsurance Company of South Carolina
c/o Metropolitan Life Insurance Company
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Chief Counsel-Securities Investments (PRIV)
Email:  sec_invest_law@metlife.com

Physical Delivery

MetLife Reinsurance Company of South Carolina
c/o Metropolitan Life Insurance Company
Securities Investments, Law Department
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention:  Karen Crockett, Esq.

Name of Nominee in which Notes are to be issued:  MetLife Reinsurance Company of South Carolina, Trust Account B

Taxpayer I.D. Number:  20-1452630

Name of and Address of Purchaser	Series of Notes	Principal Amount of Notes to be Purchased
Principal Life Insurance Company
c/o Principal Global Investors, LLC
711 High Street, G-26
Des Moines, IA 50392-0800
Attention:  Fixed Income Private Placements
Email:  Privateplacements2@exchange.principal.com
	B	$7,500,000 $7,500,000

Payments
All payments on account of the Notes to be made by wire transfer of immediately available funds to:

Citibank, N.A.
ABA #021000089
Acct #36858201
For further credit to Acct #847166
OBI PFGSE (S) B0072375()
Attn:  (PPN _________—AGL Capital Corp)

With sufficient information (including PPN number, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds.

Notices
All notices to be addressed as first provided above with a copy of any notices related to scheduled payments, prepayments, rate reset notices to:

Principal Global Investors, LLC
711 High Street
Des Moines, Iowa  50392-0960
Attention: Investment Accounting Fixed Income Securities

Physical Delivery of Notes

Principal Global Investors, LLC
711 High Street, G-34
Des Moines, Iowa 50392-0301
Attention:  Sally D. Sorensen

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  42-0127290

Name of and Address of Purchaser	Series of Notes	Principal Amount of Notes to be Purchased
Travelers Casualty and Surety Company of America c/o The Travelers Companies, Inc. 9275-NB11B 385 Washington Street St. Paul, Minnesota 55102-1396	B	$10,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “AGL Capital Corporation Series B ____% Senior Notes due 2018, PPN __________, principal, premium or interest”) to:

JP Morgan Chase Bank
ABA# 021000021
Wire Account Name:  Travelers Indemnity Company - Private Placements
Wire Account Number:  323954448

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Physical Delivery of Notes

The Travelers Companies, Inc.
385 Washington Street
St. Paul, MN  55102
Attention:  Nicole Ankeny, Senior Counsel
Phone:  (651) 310-3826

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  06-0907370

Name of and Address of Purchaser	Series of Notes	Principal Amount of Notes to be Purchased
Country Life Insurance Company 1705 N Towanda Avenue Bloomington, Illinois 61702 Attention: Investments Telephone: (309) 821-6260; Fax: (309) 821-6301 Email: PrivatePlacements@countryfinancial.com	B	$6,000,000

Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:

Northern Trust Chgo/Trust
ABA #071000152
Wire Account Number 5186041000
For Further Credit to: 26-02712
Account Name: Country Life Insurance Company
Representing P & I on (list security) [BANK]

Accompanying Information:  Name of Company, description of security, PPN#, due date and application (as among principal, premium  and interest) of the payment being made.

Notices
All notices and communications to be addressed as first provided above, except notices with respect to payments and written confirmation of each such payment, to be addressed:

Country Life Insurance Company
Attention:  Investment Accounting
1705 N Towanda Avenue
Bloomington, Illinois  61702
Telephone:  (309) 821-6348
Fax:  (309) 821-2800

Physical Delivery

The Northern Trust Company of New York
Harborside Financial Center 10, Suite 1401
3 Second Street
Attn:  26-02712/Country Life Insurance Company
Jersey City, NJ 07311
Include Acct # and Name in cover letter as well

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  37-0808781

Schedule B

Defined Terms

As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

“Adjusted LIBOR Rate” for each Interest Period shall be a rate per annum equal to LIBOR for such Interest Period plus 1.15%.

“Affiliate” means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person.  As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Company.

“Affiliated Entity” means the Subsidiaries of the Company and any of their or the Company’s respective Controlled Affiliates. As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Anti-Money Laundering Laws” is defined in Section 5.16(c).

“Anti-Terrorism Order” means Executive Order No. 13,224 of September 24, 2001, Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism, 66 U.S. Fed. Reg. 49, 079 (2001), as amended.

“Applicable Interest Rate” means (a) with respect to the Series A Notes, (i) the per annum interest rate equal to (i) 1.91% during the Fixed Rate Period and (ii) the Adjusted LIBOR Rate during the Floating Rate Period and (b) with respect to the Series B Notes, the per annum interest rate equal to 3.50%, provided however, (x) if the Closing occurs on a date on or after November 1, 2011 but prior to December 1, 2011, the per annum interest rate on the Series A Notes applicable during the Fixed Rate Period shall increase by 0.07% and the per annum interest rate on the Series B Notes shall increase by 0.05% and (y) if the Closing occurs on a date on or after December 1, 2011, the per annum interest rate on the Series A Notes applicable during the Fixed Rate Period shall increase by 0.14% and the per annum interest rate on the Series B Notes shall increase by 0.10%.

 “Audited Financial Statements” means the audited consolidated balance sheet of the Company and its Subsidiaries for the fiscal year ended December 31, 2010 and the related consolidated statements of income from operations, shareholders’ equity and cash flows of the Company and its Subsidiaries for such fiscal year, including the notes thereto.

“Beneficiary” is defined in Section 22.

“Blocked Person” is defined in Section 5.16(a).

“Business Day” means (a) for the purposes of Section 8.6 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed.

“Capital Stock” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation (including, but not limited to, mandatorily convertible securities, trust preferred securities, hybrid equity securities and preferred stock), any and all equivalent ownership interests in a partnership, limited liability company or other Person (other than a corporation), and any and all warrants, rights or options to purchase any of the foregoing.

“Change in Control” is defined in Section 8.7(f).

“CISADA” means the Comprehensive Iran Sanctions, Accountability, and Divestment Act of 2010, United States Public Law 111195, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“Closing” is defined in Section 3.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

“Company” means AGL Capital Corporation, a Nevada corporation or any successor that becomes such in the manner prescribed in Section 10.1.

 “Confidential Information” is defined in Section 20.

“Consolidated Net Worth” means, as of any date, the shareholders’ equity or net worth of Holdings and the other Group Members (including, but not limited to, the value of all Capital Stock, noncontrolling interests, accumulated other comprehensive income or loss component of shareholders’ equity (“AOCI”) and other equity accounts; but excluding AOCI items recorded in accordance with GAAP and related to any non-cash pension, other post-retirement benefits liability adjustments and accounting adjustments for hedges designated as cash flow hedges, which have not yet settled and for which Holdings and other Group Members have not funded required margin account cash collateral amounts), on a consolidated basis, as determined in accordance with GAAP except as otherwise noted above.

“Consolidated Total Debt” means, at any date, the aggregate principal amount of all Indebtedness of Holdings and the other Group Members at such date (excluding (A) Indebtedness of the type described in clause (k) of the definition of the term Indebtedness and (B) solely during the period prior to the Closing Date (as defined in the Merger Agreement) or such earlier date that the Merger is abandoned or the Merger Agreement is terminated, any Indebtedness incurred solely for the purpose of funding the Cash Consideration (as defined in the Merger Agreement) necessary to consummate the merger; provided that (i) the proceeds of such Indebtedness have been deposited in escrow for the benefit of the holders or lenders of such Indebtedness pending consummation of the Merger (it being understood and agreed that such escrow, and any associated Lien relating thereto, shall not constitute a Lien for any purpose hereof) and (ii) the aggregate principal amount of such Indebtedness does not exceed $1,050,000,000 at any one time), determined on a consolidated basis in accordance with GAAP.

“Continuing Directors” means the directors of Holdings on December 6, 2010 and each other director, if, in each case, such other director’s nomination for election to the board of directors of Holdings is recommended by at least a majority of the then Continuing Directors.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise.  “Controlling” and “Controlled” have meanings correlative thereto.

 “Credit Agreement” means (i) the Credit Agreement among the Obligors, the lenders signatory hereto and Wells Fargo Bank, National Association, as administrative agent among others dated as of September 15, 2010, as such agreement may be hereafter amended, modified, restated, supplemented, refinanced, increased or reduced from time to time, and any successor credit agreement or similar facilities, and (ii) the Bridge Term Loan Credit Agreement among the Obligors, the lenders signatory hereto and Goldman Sachs Bank USA, as administrative agent among others dated as of December 21, 2010, as such agreement may be hereafter amended, modified, restated, supplemented, refinanced, increased or reduced from time to time, and any successor credit agreement or similar facilities.

“Credit Documents” means this Agreement and the Notes.

“Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

“Default Rate” means, in respect of any series of Notes, that rate of interest that is the greater of (i) 2% per annum above the Applicable Interest Rate of such series of Notes or (ii) 2% over the rate of interest publicly announced by Bank of America, N.A. in New York, New York (and its successors) as its “base” or “prime” rate.

“Environmental Laws” means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to Hazardous Materials.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“ERISA Affiliate” means any trade or business  (whether or not incorporated) that is treated as a single employer together with an Obligor under section 414 of the Code.

“Event of Default” is defined in Section 11.

“Federal Power Act” means 16 U.S.C. § 791-828(c).

“Fixed Rate Interest Payment Date” is defined in Section 1.2(a)(i).

“Fixed Rate Period” means, with respect to the Series A Notes, the period commencing on the date of issuance of the Series A Notes and continuing up to, but not including, the date that is the three year anniversary of the date of issuance of the Series A Notes.

“Floating Rate Interest Payment Date” is defined in Section 1.2(a)(ii).

“Floating Rate Period” means, with respect to the Series A Notes, the period commencing on the date that is the three year anniversary of the date of issuance of the Series A Notes and continuing up to and including the date of maturity of the Series A Notes.

“Form 10-K” is defined in Section 5.4.

“GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied.

“Governmental Authority” means

(a)the government of

(i)the United States of America or any State or other political subdivision thereof, or

(ii)any other jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

(b)any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

“Group Members” means the collective reference to Holdings, the Company and their respective Subsidiaries.

“Guaranty” is defined in Section 1.

“Guarantee Obligation” means, as to any Person (the “guaranteeing person”), any obligation of (a) the guaranteeing person or (b) another Person (including any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the “primary obligations”) of any other third Person (the “primary obligor”) in any manner, whether directly or indirectly, including any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business.  The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person’s maximum reasonably anticipated liability in respect thereof as determined by the Company in good faith.

“Hazardous Material” means any and all pollutants, toxic or hazardous wastes or other substances that might pose a hazard to health and safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be restricted, prohibited or penalized by any applicable law including, but not limited to, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum, petroleum products, lead based paint, radon gas or similar restricted, prohibited or penalized substances.

“Hedge Agreements” means all interest rate swaps, caps or collar agreements or similar arrangements dealing with interest rates or currency exchange rates or the exchange of nominal interest obligations, either generally or under specific contingencies, and all commodity price protection agreements, or any other hedging arrangements.

“holder” means, with respect to any Note the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1.

“Hybrid Securities” means any trust preferred securities, or deferrable interest subordinated debt with a maturity of at least 20 years, which provides for the optional or mandatory deferral of interest or distributions, issued by Holdings or the Company, or any business trusts, limited liability companies, limited partnerships or similar entities (i) substantially all of the common equity, general partner or similar interests of which are owned (either directly or indirectly through one or more wholly owned Subsidiaries) at all times by Holdings or the Company or any Subsidiaries, (ii) that have been formed for the purpose of issuing such securities or deferrable interest subordinated debt, and (iii) substantially all the assets of which consist of (A) subordinated debt of Holdings or the Company or any Subsidiary, and (B) payments made from time to time on the subordinated debt.

“Indebtedness” means any Person at any date, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of property or services (other than trade payables incurred in the ordinary course of such Person’s business that are not more than 90 days past due unless being contested in good faith and for which any reserves required by GAAP have been provided), (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all capital lease (within the meaning of GAAP) obligations of such Person, (f) all Securitization Facility Attributed Debt, (g) all obligations of such Person, contingent or otherwise, as an account party or applicant under or in respect of acceptances, letters of credit, surety bonds or similar arrangements, (h) the liquidation value of all mandatorily redeemable preferred Capital Stock of such Person, (i) all Guarantee Obligations of such Person in respect of obligations of the kind referred to in clauses (a) through (h) above, (j) all obligations of the kind referred to in clauses (a) through (i) above secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any Lien on property (including accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligation, (k) all obligations of such Person in respect of Hedge Agreements, and (1)  without duplication of any of the foregoing categories, all Off-Balance Sheet Liabilities.  The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor under applicable law, contract or otherwise as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness expressly provide that such Person is not liable therefor.  Notwithstanding the foregoing, obligations of any Person with respect to Park and Loan Transactions shall not be considered Indebtedness.

“Institutional Investor” means (a) any Purchaser of a Note, (b) any holder of a Note holding (together with one or more of its affiliates) more than 3% of the aggregate principal amount of the Notes then outstanding, (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form, and (d) any Related Fund of any holder of any Note.

“Interest Payment Date” means each Fixed Rate Interest Payment Date, each Floating Rate Interest Payment Date and each Series B Interest Payment Date, as applicable.

“Interest Period” means each quarterly period for which interest is to be calculated or paid during the Floating Rate Period, commencing on the first day of such period and continuing up to, but not including, the next succeeding Floating Rate Interest Payment Date.

“LIBOR” means, for any Interest Period, the rate per annum (rounded upwards, if necessary, to the next higher one hundred-thousandth of a percentage point) for deposits in U.S. Dollars for a three (3) month period which appears on the Bloomberg Financial Markets Service Page BBAM-1 (or if such page is not available, the Reuters Screen LIBO Page) as of 11:00 a.m. (London, England time) on the date two Business Days before the commencement of such Interest Period.  “Reuters Screen LIBO Page” means the display designated as the “LIBO” page on the Reuters Monitory Money Rates Service (or such other page as may replace the LIBO page on that service or such other service as may be nominated by the British Bankers’ Association as the information vendor for the purpose of displaying British Banker’s Association Interest Settlement Rates for U.S. Dollar deposits).

“LIBOR Breakage Amount” is defined in Section 8.2(b).

“Lien” means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or capital lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

“Make-Whole Amount” is defined in Section 8.6.

“Material” means material in relation to the business, operations, affairs, financial condition, assets or properties of Holdings and its Subsidiaries taken as a whole.

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of Holdings and its Subsidiaries taken as a whole, (b) the ability of any Obligor to perform its obligations under this Agreement and, in the case of the Company, the Notes or (c) the validity or enforceability of this Agreement or the Notes.

“Memorandum” is defined in Section 5.3.

“Merger” means the transactions contemplated by the Merger Agreement.

“Merger Agreement” means the Agreement and Plan of Merger dated as of December 6, 2010 among Holdings, Apollo Acquisition Corp., Ottawa Acquisition LLC and Nicor Inc.

“Multiemployer Plan” means any Plan that is a “multiemployer plan” (as such term is defined in section 4001(a)(3) of ERISA.

“NAIC” means the National Association of Insurance Commissioners or any successor thereto.

“NAIC Annual Statement” is defined in Section 6.2(a).

“Natural Gas Act” means U.S.C. Title 15, Chapter 15B.

“Notes” is defined in Section 1.

“Obligations” means all amounts, direct or indirect, contingent or absolute, of every type or description, and at any time existing and whenever incurred (including, without limitation, after the commencement of any bankruptcy proceeding), payable by the Company to any holder of a Note pursuant to the terms of such Note or this Agreement.

 “OFAC” is defined in Section 5.16(a).

“OFAC Listed Person” is defined in Section 5.16(a).

“OFAC Sanction Laws” is defined in Section 5.16(a).

“Off-Balance Sheet Liabilities” means as to any Person (i) any due and owing repurchase obligation or liability of such Person with respect to notes or accounts receivable sold by such Person, (ii) any liability of such Person under any sale and leaseback transactions that do not create a liability on the balance sheet of such Person, (iii) any liability of such Person under any so-called “synthetic” lease transaction and (iv) any obligation under any other transaction which is the functional equivalent of, or takes the place of, a borrowing but which does not constitute a liability on the balance sheet of such Person.

“Officer’s Certificate” means a certificate of a Senior Financial Officer or of any other officer of the Obligor whose responsibilities extend to the subject matter of such certificate.

“Opinion of Counsel” means a written opinion of counsel, who may be internal counsel for the Company or Holdings.

“Park and Loan Transactions” means any tariff transaction offered by pipelines or other storage facilities, where the pipelines or other storage facilities allow the customers to park gas on or borrow gas from the pipelines or other storage facilities in one period and reclaim gas from or repay gas to the pipelines or other storage facilities in a subsequent period.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

“PCAOB” means the Public Company Accounting Oversight Board.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan” means an “employee benefit plan” (as defined in section 3(3) of ERISA) subject to Title I of ERISA that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by an Obligor or any ERISA Affiliate or with respect to which an Obligor or any ERISA Affiliate may have any liability.

“Property” or “property” of a Person means any and all property, whether real, personal, tangible, intangible, or mixed, of such Person, or other assets owned, leased or operated by such Person.

“Proposed Prepayment Date” is defined in Section 8.7(b).

“PUHCA” means the Public Utility Holding Company Act of 2005, as amended.

“Purchaser” is defined in the first paragraph of this Agreement.

“Qualified Institutional Buyer” means any Person who is a “qualified institutional buyer” within the meaning of such term as set forth in Rule 144A(a)(1) under the Securities Act.

“Related Fund” means, with respect to any holder of any Note, any fund or entity that (i) invests in Securities or bank loans, and (ii) is advised or managed by such holder, the same investment advisor as such holder or by an Affiliate of such holder or such investment advisor.

“Required Holders” means, at any time, the holders of at least 51% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by any Obligor or any of its Affiliates).

“Responsible Officer” means any Senior Financial Officer and any other officer of the Obligor with responsibility for the administration of the relevant portion of this Agreement.

“SEC” shall mean the Securities and Exchange Commission of the United States, or any successor thereto.

“Securities” or “Security” shall have the meaning specified in Section 2(1) of the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“Securities Exchange Act of 1934” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“Securitization Facility Attributed Debt” means, at any time, the aggregate net outstanding amount theretofore paid to any of the Group Members (without duplication) in respect of Securitization assets (whether accounts receivable, general intangibles, instruments, documents, chattel paper or other similar assets) sold or transferred in connection with any Securitization financing program established by any of the Group Members in respect of such Securitization assets (it being the intent of the parties that such Securitization Facility Attributed Debt at any time outstanding approximate as closely as possible the principal amount of Indebtedness that would be outstanding at such time under such financing program if the same were structured as a secured lending arrangement rather than a sale or Securitization arrangement).

“Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer or comptroller of the applicable Obligor.

 “Series A Notes” is defined in Section 1.

 “Series B Interest Payment Date” is defined in Section 1.2(b).

“Series B Notes” is defined in Section 1.

“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person.  Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of Holdings.

“Subsidiary Guaranty” is defined in Section 9.8.

 “SVO” means the Securities Valuation Office of the NAIC or any successor to such Office.

“Total Capitalization” means, as of any date of determination, the sum of (i) Consolidated Net Worth on such date plus (ii) Consolidated Total Debt on such date.

 “USA Patriot Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

Schedule B
(to Note Purchase Agreement)

Schedule 5.3

Disclosure Materials

1.	Investor Invitation Letter dated July 12, 2011.

2.	Investor Presentation dated July 2011.

3.	Circle Letter dated July 22, 2011.

Schedule 5.3
(to Note Purchase Agreement)

Schedule 5.15

Indebtedness Limitations

1.  Credit Agreement as of September 15, 2010 by and among Holdings, the Company, Wells Fargo Bank, National Association, as administrative agent, Wells Fargo Securities, LLC, Banc of America Securities LLC and SunTrust Robinson Humphrey, Inc., as joint arrangers and joint bookrunners, and the several other banks and other financial institutions named therein, Bank of America, N.A. and SunTrust Bank, as Co-Syndication Agents, and The Bank of Tokyo-Mitsubishi, UFJ, Ltd., and JPMorgan Chase Bank, N.A., as Co-Documentation Agents, as it may be amended, replaced or refunded from time to time.

2.  Bridge Term Loan Credit Agreement dated as of December 21, 2010 among Holdings, the Company, Goldman Sachs Bank USA, as administrative agent, sole lead arranger and sole bookrunner, SunTrust Bank, N.A. and Wells Fargo Bank, National Association, as co-syndication agents, Bank of America, N.A. and Morgan Stanley Senior Funding, Inc., as co-documentation agents, and the several lenders named therein, as it may be amended, replaced or refunded from time to time.

3.  Reimbursement Agreement dated as of October 14, 2010 by and among Pivotal Utility Holdings, Inc., as Borrower, Holdings., as Guarantor and JPMorgan Chase Bank, N.A. as Administrative Agent and Issuing Bank, pursuant to which direct pay letters of credit are posted to support $54.6M New Jersey Economic Development Authority Gas Facility Refunding Revenue Bonds, as it may be amended or replaced from time to time.

4. Reimbursement Agreement dated as of October 14, 2010 by and among Pivotal Utility Holdings, Inc., as Borrower, Holdings, as Guarantor and JPMorgan Chase Bank, N.A. as Administrative Agent and Issuing Bank, pursuant to which direct pay letters of credit are posted to support $39M New Jersey Economic Development Authority Gas Facility Refunding Revenue Bonds, as it may be amended or replaced from time to time.

5.  Reimbursement Agreement dated as of October 14, 2010 by and among Pivotal Utility Holdings, Inc., as Borrower, Holdings, as Guarantor and The Bank of Tokyo-Mitsubushi UFJ, Ltd., New York Branch, as Administrative Agent and Lead Arranger, pursuant to which direct pay letters of credit are posted to support $20M Brevard County (FL) Industrial Development Refunding Revenue Bonds, as it may be amended or replaced from time to time.

6.  Reimbursement Agreement dated as of October 14, 2010 by and among Pivotal Utility Holdings, Inc., as Borrower, Holdings, as Guarantor and The Bank of Tokyo-Mitsubushi UFJ, Ltd., New York Branch, as Administrative Agent and Lead Arranger, pursuant to which direct pay letters of credit are posted to support $46.5M New Jersey Economic Development Authority Gas Facility Refunding Revenue Bonds, as it may be amended or replaced from time to time.

Schedule 5.15
(to Note Purchase Agreement)

Schedule 10.4

Existing Liens

None.

Schedule 10.4
(to Note Purchase Agreement)

[Form of Series A Note]

AGL Capital Corporation

Series A Senior Note Due [__________], 2016

No. [_____][Date]
$[_______]PPN _________

For Value Received, the undersigned, AGL Capital Corporation (herein called the “Company”), a corporation organized and existing under the laws of the State of Nevada hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] Dollars (or so much thereof as shall not have been prepaid) on [___________], 2016 with interest (computed on the basis of a 360-day year of twelve 30-day months during the Fixed Rate Period and a 360-day year and actual days elapsed during the Floating Rate Period) (a) on the unpaid balance hereof at the Applicable Interest Rate per annum from the date hereof, payable on each Interest Payment Date in respect of the then Applicable Interest Rate and at maturity, until the principal hereof shall have become due and payable, and (b) to the extent permitted by applicable law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount or LIBOR Breakage Amount, as applicable, at the applicable Default Rate, payable on each Interest Payment Date as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount or LIBOR Breakage Amount, as applicable, with respect to this Note are to be made in lawful money of the United States of America at Bank of America, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of August 31, 2011 (as from time to time amended, modified, supplemented, restated and/or replaced from time to time, the “Note Purchase Agreement”), between the, Company, AGL Resources Inc. and the respective Purchasers named therein and is entitled to the benefits thereof.  Each subsequent holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representations set forth in Sections 6.2 and 6.5 of the Note Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee.  Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement.  This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

Pursuant to the Guaranty contained in Section 22 of the Note Purchase Agreement, AGL Resources Inc. has absolutely and unconditionally guaranteed payment in full of the principal of, Make-Whole Amount, if any, the LIBOR Breakage Amount, if any, and interest on this Note all as more fully set forth in said Guaranty.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount or LIBOR Breakage Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

AGL Capital Corporation

By
Name:
Title:

Exhibit 1(a)
(to Note Purchase Agreement)

Security Guaranty

AGL Resources Inc. irrevocably and unconditionally guarantees the Obligations of AGL Capital Corporation, a Nevada corporation (the “Company”), under this Note including that the principal of, premium, if any, and interest on this Note shall be promptly paid in full when due, whether at stated maturity, by acceleration, redemption or otherwise.

The obligations of AGL Resources Inc. pursuant to this Security Guaranty are expressly set forth in Section 22 of the Note Purchase Agreement, and reference is hereby made thereto for the precise terms of this Security Guaranty.

No stockholder, employee, officer, director or incorporator, as such, past, present or future, of AGL Resources Inc. shall have any liability under this Security Guaranty by reason of his or its status as such stockholder, employee, officer, director or incorporator.

THE TERMS OF SECTION 22 OF THE NOTE PURCHASE AGREEMENT ARE INCORPORATED HEREIN BY REFERENCE.

Capitalized terms used herein have the same meanings given in the Note Purchase Agreement unless otherwise indicated.

AGL Resources Inc.

By
Name:
Title:

E-1(a)-

[Form of Series B Note]

AGL Capital Corporation

Series B Senior Note Due [__________], 2018

No. [_____][Date]
$[_______]PPN _________

For Value Received, the undersigned, AGL Capital Corporation (herein called the “Company”), a corporation organized and existing under the laws of the State of Nevada hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] Dollars (or so much thereof as shall not have been prepaid) on [___________], 2018 with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the Applicable Interest Rate per annum from the date hereof, payable on each Interest Payment Date and at maturity, until the principal hereof shall have become due and payable, and (b) to the extent permitted by applicable law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at the applicable Default Rate, payable on each Interest Payment Date as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Bank of America, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of August 31, 2011 (as from time to time amended, modified, supplemented, restated and/or replaced from time to time, the “Note Purchase Agreement”), between the, Company, AGL Resources Inc. and the respective Purchasers named therein and is entitled to the benefits thereof.  Each subsequent holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representations set forth in Sections 6.2 and 6.5 of the Note Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee.  Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement.  This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

Pursuant to the Guaranty contained in Section 22 of the Note Purchase Agreement, AGL Resources Inc. has absolutely and unconditionally guaranteed payment in full of the principal of, Make-Whole Amount, if any, and interest on this Note all as more fully set forth in said Guaranty.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

AGL Capital Corporation

By
Name:
Title:

Exhibit 1(b)
(to Note Purchase Agreement)

Security Guaranty

AGL Resources Inc. irrevocably and unconditionally guarantees the Obligations of AGL Capital Corporation, a Nevada corporation (the “Company”), under this Note including that the principal of, premium, if any, and interest on this Note shall be promptly paid in full when due, whether at stated maturity, by acceleration, redemption or otherwise.

The obligations of AGL Resources Inc. pursuant to this Security Guaranty are expressly set forth in Section 22 of the Note Purchase Agreement, and reference is hereby made thereto for the precise terms of this Security Guaranty.

No stockholder, employee, officer, director or incorporator, as such, past, present or future, of AGL Resources Inc. shall have any liability under this Security Guaranty by reason of his or its status as such stockholder, employee, officer, director or incorporator.

THE TERMS OF SECTION 22 OF THE NOTE PURCHASE AGREEMENT ARE INCORPORATED HEREIN BY REFERENCE.

Capitalized terms used herein have the same meanings given in the Note Purchase Agreement unless otherwise indicated.

AGL Resources Inc.

By
Name:
Title:

E-1(b)-

Exhibit 4.2(e)(a)(i)

Form of Opinion of Special Corporate Counsel

for the Obligors

To each of the Purchasers
Named in Schedule A to the Agreement (defined below)

Ladies and Gentlemen:

We have acted as special corporate counsel to AGL Resources Inc., a Georgia corporation (the “Guarantor”) and as special corporate counsel to AGL Capital Corporation, a Nevada corporation (the “Company”) in connection with the issuance and sale by the Company of its Series A Senior Notes due 2016 in the aggregate principal amount of $120,000,000 (the “Series A Notes”) and its Series B Senior Notes in the aggregate principal amount of $155,000,000 (the “Series B Notes” and, together with the Series A Notes, the ‘Notes”) each of which are fully and unconditionally guaranteed (the “Guaranties”) by the Guarantor, all pursuant to the Note Purchase Agreement dated as of [    ] (the “Agreement”), by and among the Company, the Guarantor  and each of the note purchasers signatory thereto.  This opinion is being rendered to you at the Company’s request pursuant to Section 4.2(e) of the Agreement.  Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Agreement.

We are familiar with (a) the Articles of Incorporation of the Guarantor, (b) the Bylaws of the Guarantor, (c) the Articles of Incorporation of the Company, (d) the Bylaws of the Company, (e) the Agreement, (f) the Notes, and (g) records of various corporate and other proceedings relating to the authorization, issuance and sale of the Notes.

As to matters of fact, we have relied upon representations and certificates of officers or employees of the Company, information obtained from public officials and other sources believed by us to be responsible, and the documents delivered to you at the closing.  We have also made such other and further investigations as we deemed necessary to enable us to express the opinions hereinafter set forth.  With respect to the documents we have reviewed, we have assumed the genuineness of signatures on documents, the legal capacity of all persons, the authenticity of documents submitted as originals and the conformity to originals of documents submitted as copies thereof.  We have further assumed that each of the Agreement, the Notes and the Guaranties have been duly authorized, executed and delivered by the parties thereto.

In addition, we have assumed (a) that the Guarantor’s, the Company’s and the Purchasers’ representations and warranties in the Agreement are true and correct and that each of the Purchasers is an institutional investor that is an “accredited investor”, as such term is defined in Rule 501 under the Securities Act of 1933, as amended (an “Institutional Accredited Investor”), (b) that all offers and sales of the Notes have been made in accordance with the private placement procedures for offerings of this type and which include, among other things, procedures reasonably designed to ensure that such offers and sales are made only to Institutional Accredited Investors, and (c) the absence of any general solicitation or general advertising in the United States of America in connection with the offering of the Notes.

Based upon the foregoing and subject to the qualifications and limitations stated herein, we hereby advise you that in our opinion:

1.The Agreement constitutes a legal, valid and binding obligation of the Company and the Guarantor, respectively, enforceable against the Company and the Guarantor in accordance with its terms.

2.When the Notes have been issued and delivered by the Company against payment of the consideration therefor in accordance with the Agreement, the Notes will constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.

3.When the Notes have been issued and delivered by the Company against payment of the consideration thereofor in accordance with the Agreement, the Guaranties will constitute legal, valid and binding obligations of the Guarantor, enforceable against the Guarantor in accordance with their terms.

4.The issuance, sale and delivery of the Notes and the Guaranties to the Purchasers under the circumstances contemplated by the Agreement do not require the registration of the Notes under the Securities Act of 1933, as amended, or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

5.Neither the Guarantor nor the Company is an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

6.None of the transactions described in the Agreement will violate or result in a violation of Regulation T, U or X of the Board of Governors of the Federal Reserve System.

7.The execution and delivery by the Company of, and the performance by the Company of its obligations under, the Agreement and the Notes and the execution and delivery by the Guarantor of, and the performance of the Guarantor of its obligations under the Agreement and the Guaranties will not contravene any provision of the laws of the State of New York.

8.No consent, approval, authorization or order of, or qualification with, any governmental body or agency under the laws of the State of New York is required for the execution, delivery and performance by the Company of its obligations under the Agreement or the Notes or by the Guarantor of its obligations under the Agreement and the Guaranties.

Our opinions set forth in paragraphs 1, 2 and 3 above are subject to the qualifications that the enforceability of the Company’s and the Guarantor’s obligations under the Agreement, the Company’s obligations under the Notes and the Guarantor’s obligations under the Guaranties, respectively, may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.  We express no opinion with respect to any provision of the Notes or the Guaranties that may be commercially unreasonable or may constitute a penalty or forfeiture.

Our opinions are subject to the effect of general principles exonerating a guarantor or surety if the creditor materially alters the original obligation of the principal without the consent of the guarantor or surety, elects remedies for default that impair the subrogation rights of the guarantor or surety against the principal, takes action without notice or consent of the guarantor or surety that materially prejudices the guarantor or surety and the like; while we believe that a court should hold that the explicit language contained in the Agreement waiving such rights is enforceable, we express no opinion with respect to the effect of (i) any modification to or amendment of the obligations of any guarantor or surety that materially increases such obligations, (ii) any election of remedies by the holders of obligations arising under the Notes following the occurrence of an event of default, or (iii) any other action by such holders contemplated by such waivers that materially prejudices the guarantor or surety.

We do not express any opinion herein concerning any law other than the law of the State of New York and the Federal law of the United States.

The opinions expressed in paragraphs (1), (2) and (3) above, insofar as they relate to the validity and enforceability of the Notes and the Guaranties under the circumstances contemplated in Section 8.7(f)(ii) of the Agreement, are qualified by reference to the decision of the Court of Chancery of the State of Delaware in San Antonio Fire & Police Pension Fund v. Amylin Pharmaceuticals, Inc. et al., 983 A.2d 384 (Del.Ch. 2009) and the possible treatment of such decision as precedent or guidance by a court interpreting such section of the Agreement.

This opinion is limited to the facts and law as they exist on the date hereof, and rendered to you in connection with the above-described transaction.  This opinion may not be relied upon by you for any other purpose, or relied upon or furnished to any other person, firm or corporation without our prior written consent, except that (i) we authorize each institutional accredited investor that becomes a Holder of any Note, to the extent permitted by the Agreement, to rely on this opinion as of the original date of this opinion and subject to the limitations, qualifications, exceptions and assumptions set forth herein, and (ii) a copy of this letter may be furnished by you to, but not relied upon by, (A) the National Association of Insurance Commissioners and any state, federal or provincial authority or independent banking or insurance board or body having regulatory jurisdiction over the Purchasers in the exercise of their regulatory due diligence, and (B) institutional accredited investors that are potential purchasers of any Note in connection with their due diligence.

Very truly yours,

Exhibit 4.2(e)(a)(i)
(to Note Purchase Agreement)

Exhibit 4.2(e)(a)(ii)

Form of Opinion of Special Nevada Counsel

for the Company

_____________, 2011

To each of the Purchasers
Named in Schedule A to the
Agreement (defined below)

Re:AGL Capital Corporation – $120,000,000 Series A due 2016 and
$155,000,000 Series B Senior Notes due 2018

Ladies and Gentlemen:

We have acted as counsel to AGL Capital Corporation, a Nevada corporation (“AGL Capital”).  This opinion letter is being delivered to you in connection with the (i) offer and sale by AGL Capital of its Series A Senior Notes due 2016 in the aggregate principal amount of $120,000,000 (the "Series A Notes") and its Series B Senior Notes in the aggregate principal amount of $155,000,000 (the "Series B Notes" and, together with the Series A Notes, the "Notes") pursuant to the Note Purchase Agreement, dated as of August 31, 2011 (the "Agreement"), by and among AGL Capital, AGL Resources Inc., a Georgia corporation (“AGL Resources”) and the financial institutions appearing on the signature pages thereof (the "Agreement"), and (ii) the Private Placement memorandum dated July 11, 2011, relating to the transactions contemplated by the Agreement (the "Memorandum").  Capitalized terms not defined herein shall have such meaning as is set forth in the Agreement.

The only opinions rendered by this firm consist of those matters set forth in numbered paragraphs 1 through 5 (our “Opinions”) and no opinion is implied or to be inferred beyond such matters.  Our Opinions are furnished solely for the benefit of the Purchasers in connection with the Agreement, and such opinions cannot be relied upon by them for any other purpose.  Our Opinions are not to be used, circulated, quoted, referred to or filed with any person or entity without our prior written consent, except that (i) we authorize each institutional accredited investor that becomes a Holder of any Note, to the extent permitted by the Agreement, to rely on this opinion as of the original date of this opinion and subject to the limitations, qualifications, exceptions and assumptions set forth herein, and (ii) a copy of this letter may be furnished by you to, but not relied upon by, (A) the National Association of Insurance Commissioners and any state, federal or provincial authority or independent banking or insurance board or body having regulatory jurisdiction over the Purchasers in the exercise of their regulatory due diligence and (B) institutional accredited investors that are potential purchasers of any Note in connection with their due diligence.

In connection with the Opinions, we have examined copies of the following documents:

(a)the Agreement;

(b)a specimen form of Note;

(c)the Memorandum;

(d)Articles of Incorporation of AGL Capital as filed with the Nevada Secretary of State’s Office on September 15, 2000;

(e)a copy of the Bylaws of AGL Capital as adopted by the Board of Directors of AGL Capital on September 25, 2000;

(f)Certificate of Good Standing for AGL Capital issued by the Nevada Secretary of State on _____________, 2011;

(g)Unanimous Written Consent of the Board of Directors of AGL Capital dated _____________, 2011, designating the Pricing Committee  authorizing and approving the Agreement and the Memorandum, the issuance and sale of the Notes and matters related thereto; and

(h)Written Consent of the Pricing Committee of AGL Capital dated ______________, 2011, approving the issuance of the Notes, the execution and delivery of the Agreement and related matters; and

(i)Certificate of _________________, the ________________ of AGL Capital dated as of __________________, 2011 (the “Officer’s Certificate”), a copy of which (without exhibits) is attached hereto.

Our Opinions are limited to the laws of the State of Nevada, except Nevada’s “blue sky” laws, that are in effect on the date of this letter and that, in our professional judgment, are normally applicable to transactions of the type contemplated by the Agreement.  We express no opinion with regard to any matter which may be governed by the laws of any other jurisdiction.  We express no opinion as to whether any court of any jurisdiction will give effect to the governing law provisions set forth in the Agreement or the Notes.

The term “laws” as used in our Opinion means the Constitution and each of the statute, judicial and administrative decisions, and rules and regulations of governmental agencies of the State of Nevada.

Whenever our opinions below are qualified by the words “to our knowledge”, we mean to the actual knowledge of the lawyers in this firm without any examination of this firm’s or AGL Capital’s files or any public records.  Our firm has represented AGL Capital only in connection with matters such as this letter and we do not represent either AGL Capital or AGL Resources in connection with any other matters or on a regular basis.

As to various factual matters that are material to our Opinion, we have relied upon the representations and warranties of AGL Capital set forth in the Agreement, and the statements set forth in the Memorandum.  In giving our Opinion, we exclude from the scope of such Opinion, state securities or “blue sky” laws, the securities laws of any foreign jurisdiction where any of the Notes may have been offered or sold, and any requirements of the Financial Industry Regulatory Authority, Inc.  In making the foregoing examinations, we have assumed the genuineness of all signatures and the capacity and legal competency of all individuals, the authenticity and completeness of all documents submitted to us as originals, the conformity to the original documents of all documents submitted to us as copies, the due execution and delivery by any person or entity (except AGL Capital) of all documents where due execution and delivery is a prerequisite to the effectiveness of such documents, the authority of the person or persons who executed each of such documents on behalf of any person or entity other than an officer of AGL Capital, the correctness and accuracy of the AGL Capital's representations and warranties in the Agreement, and the correctness and accuracy of the Officer’s Certificate.  We have made no attempt to investigate or verify the accuracy and completeness of any document submitted to us upon which we have relied in giving our Opinions.

In addition, in giving our Opinion in numbered paragraph 1 below as to the good standing and qualification of AGL Capital, we have relied solely on the certificate of good standing, item (f) noted above.

Based upon and subject to the foregoing and also subject to the assumptions, limitations, exceptions and explanations hereinafter set forth, we are of the following opinions:

1.AGL Capital is a corporation validly existing and in good standing as a business corporation under the laws of the State of Nevada with requisite corporate power to own its properties and conduct its business as described in the Memorandum to issue and sell the Notes and to execute and deliver the Notes and the Agreement and perform its obligations thereunder.

2.The Notes and the Agreement have been duly authorized by AGL Capital.

3.To the extent Nevada law applies to the matter, the Notes and the Agreement have been duly executed and delivered by AGL Capital.

4.No approval, authorization or consent is required by any governmental authority of the State of Nevada for the issuance by AGL Capital of the Notes, and for the execution and delivery of, and the performance of the obligations of AGL Capital under the Agreement and the Notes.

5.The execution and delivery by AGL Capital of the Agreement and the Notes do not, and if AGL Capital were now to perform its obligations under the Agreement and the Notes such performance would not, result in any: (i) violation of AGL Capital’s Articles of Incorporation or Bylaws; (ii) violation of any existing State of Nevada statute, regulation, rule or law to which AGL Capital is subject; or (iii) violation of any judicial or administrative decree, writ, judgment or order to which, to our knowledge, AGL Capital is subject.

All of the opinions hereafter set forth are based upon pertinent laws and facts in existence as of the date hereof.  We expressly disclaim any obligation to advise you of changes to pertinent laws or facts that may hereafter come to our attention.

Very truly yours,

Exhibit 4.2(e)(a)(ii)
(to Note Purchase Agreement)

AGL CAPITAL CORPORATION
OFFICER'S CERTIFICATE

The undersigned, ____________________, hereby certifies on behalf of AGL Capital Corporation (“AGL Capital”) that he is the duly elected, qualified and acting ________________________ of AGL Capital and:

1.	I am familiar with the corporate records and business affairs of AGL Capital.

2.This Officer’s Certificate is given in connection with (i) offer and sale by AGL Capital of its Senior Notes in the aggregate principal amount of $_____________ (the “Notes”) pursuant to the Note Purchase Agreement, dated as of August 31, 2011 (the "Agreement"), by and among AGL Capital, AGL Resources Inc., a Georgia corporation (“AGL Resources”) and the financial institutions appearing on the signature pages thereof (the "Agreement"), and (ii) the Private Placement memorandum dated July 11, 2011, relating to the transactions contemplated by the Agreement (the "Memorandum").

3.I am executing this Officer’s Certificate with the knowledge that Woodburn and Wedge will rely on this certificate in rendering its opinions to be given in connection with the Notes and the Agreement.

4.AGL Capital has at all times since its date of incorporation had a resident agent in the State of Nevada.  AGL Capital has not received any notice from the Nevada Secretary of State or any other governmental authority of a determination that any grounds exist for administratively dissolving AGL Capital and AGL Capital has not received notice of the commencement of any action to be judicially dissolved.  Neither the board of directors nor the stockholders of AGL Capital have taken any action with respect to dissolution, and neither has filed any certificate of dissolution, or to take any similar action, with the State of Nevada.

5.The Bylaws of AGL Capital have not been amended since September 25, 2000, and have been since that date, and continue to be as of the date hereof, in full force and effect.

6.Attached hereto as Exhibit “A” is a true, complete and correct copy of Resolutions Adopted by the Board of Directors of AGL Capital dated ______________, 2011, approving the Notes, the Agreement and the Memorandum and appointing the sole member of the Pricing Committee of the Board of Directors of AGL Capital (the “Appointment Resolution”).

7.Attached hereto as Exhibit “B” is a true, complete and correct copy of the Written Consent of the Pricing Committee of AGL Capital Corporation dated ________________, 2011, by which the Pricing Committee approved and confirmed the Agreement, the Notes and matters related thereto (the “Pricing Committee Consent”).  The Appointment Resolutions and the Pricing Committee Consent are hereinafter collectively referred to as the “Resolutions”.

8.The member of the Pricing Committee who adopted the Pricing Committee Consent was duly appointed and serving in his office at the time of the adoption of the Pricing Committee Consent.  The Resolutions have been since their adoption and continue to be as of the date hereof in full force and effect and have not been amended, supplemented, rescinded or revoked except to the extent one or more of the Resolutions may supplement one or more of the other Resolutions.

9.No consent from or approval of any state or Federal governmental agency is required on the part of AGL Capital for the Notes except such consents and approvals as may be required under Federal or state securities laws governing the issuance of the Notes.

10.The execution and delivery by AGL Capital and the performance by AGL Capital of its obligations under the Notes do not and will not result in any:

(a)To my knowledge, a violation of any known existing State of Nevada constitution, statute, regulation, rule, order or law to which AGL Capital or its assets are subject; and

(b)Violation of any judicial or administrative decree, writ, judgment or order to which AGL Capital or its assets are subject.

11.Each of the following persons is presently a duly elected and qualified officer and director of AGL Capital as specified below:

Name      Title

Paul R. ShlantaPresident
___________________________Vice President, Treasurer, Director
___________________________Corporate Secretary
___________________________Assistant Corporate Secretary
___________________________Assistant Treasurer

12.I hereby certify that, pursuant to the Appointment Resolutions and the Pricing Committee Consent, an officer of AGL Capital has executed (i) the Notes, and (ii) the Note Purchase Agreement.  The original executed Notes and Agreement have been delivered to a representative of the purchasers of the Notes without reservation, escrow or condition with the intent of creating a binding agreement on AGL Capital.

E-4.2(e)(a)(ii)-

The undersigned has executed this Officer’s Certificate as of ____________________, 2011.

                                                      ,
Vice President and Treasurer

E-4.2(e)(a)(ii)-

Exhibit 4.2(e)(a)(iii)

Form of Opinion of Special Georgia Counsel

for the Obligors

To each of the Purchasers
Named in Schedule A to the Agreement (defined below)

Re:AGL Capital Corporation—$275 Million Senior Notes

Ladies and Gentlemen:

We have acted as special counsel to AGL Resources Inc., a Georgia corporation (the “Guarantor”), in connection with the issuance and sale by AGL Capital Corporation, a Nevada corporation and wholly owned subsidiary of the Guarantor (the “Issuer”), of $120 million in aggregate principal amount of its Series A Senior Notes due 2016 and $155 million aggregate principal amount of its Series B Senior Notes due 2018 (collectively, the “Notes”), each of which are fully and unconditionally guaranteed (the “Guaranties”) by the Guarantor, all pursuant to the Note Purchase Agreement dated as of August 31, 2011 (the “Agreement”), by and among the Issuer, the Guarantor and each of the note purchasers signatory thereto.  This opinion is being rendered to you at the Guarantor’s request pursuant to Section 4.2(e) of the Agreement.  Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Agreement.

In connection with our role as special counsel, we have examined originals (or copies certified or otherwise identified to our satisfaction) of the following documents:

(a)the Articles of Incorporation of the Guarantor;

(b)the Bylaws of the Guarantor;

(c)authorizing resolutions, minutes of meetings or unanimous consents adopted by the Board of Directors of the Guarantor or committees thereof;

(d)the Agreement;

(e)the Notes, including the Guaranties notated at the end of the Notes;

(f)a certificate of good standing issued by the Georgia Secretary of State with respect to the Guarantor dated as of [•], 2011 (the “Guarantor Good Standing Certificate”);

(g)a certificate of the Secretary and/or other officers of the Guarantor dated the date hereof; and

(h)the certificates required to be delivered to the Purchasers pursuant to Sections 4.2(c) and (d) of the Agreement.

Other than our review of the documents set forth above, we have not reviewed any other documents or made any independent investigation for the purpose of rendering this opinion and we make no representation as to the scope or sufficiency of our review for your purposes.  With your consent, our opinion is qualified in all respects by the scope of such document examination.

In connection with the foregoing examination of such documents, we have assumed (a) the genuineness of the signatures of persons signing all records, certificates, documents and instruments; (b) the authenticity of the original of each record, certificate, document and instrument submitted to and reviewed by us, and the conformity to the authentic original of all records, certificates, documents and instruments submitted to us as copies or electronic filings; (c) that the statements of fact made in such documents are true, accurate and complete; and (d) that all natural persons signing a document have sufficient legal capacity to do so, and that all persons acting or signing on behalf of an entity are duly incumbent in their offices.

Based upon and subject to the foregoing and subject to the further qualifications set forth herein, it is our opinion that:

1.The Guarantor is a corporation validly existing and in good standing as a corporation under the laws of the State of Georgia with requisite corporate power to own its properties and conduct its business, to issue the Guaranties and to execute and deliver the Agreement and the Guaranties and to perform its obligations thereunder.

2.The Guarantor is qualified to do business as a foreign corporation in all jurisdictions where it owns or leases substantial properties or in which the conduct of its business requires such qualification and is in good standing in each such jurisdiction, except where the failure to be so qualified or in good standing would not result in a Material Adverse Effect.

3.The Agreement has been duly authorized, executed and delivered by the Guarantor.

4.The Guaranties notated at the end of the Notes have been duly authorized and executed by the Guarantor.

5.All approvals, authorizations or consents required by any governmental authority of the United States or the State of Georgia for the issuance of the Notes and the Guaranties have been obtained and for the execution and delivery of, and the performance of the obligations of the Guarantor under, the Agreement, are valid and are in full force and effect.

6.The execution and delivery by the Issuer and the Guarantor of the Agreement, the Notes and the Guaranties notated at the end of the Notes do not and will not result in any: (i) violation of the Guarantor’s Articles of Incorporation or Bylaws; (ii) violation of any existing federal or State of Georgia statute, regulation, rule or law to which the Guarantor is subject; (iii) violation of any judicial or administrative decree, writ, judgment or order to which, to our knowledge, the Guarantor is subject; or (iv) violation of any contract set forth on Schedule A hereto (except, in the cases of clauses (ii), (iii) and (iv), for such violation that would not result in a Material Adverse Effect).

In addition, we confirm to you that, to our knowledge, there are no actions, suits, investigations, litigations or other proceedings pending or threatened against the Issuer or the Guarantor before any court, arbitrator or governmental agency or authority that would reasonably be expected to have a Material Adverse Effect or on the ability of the Issuer or the Guarantor to perform their obligations under the Agreement and the Guaranties or on the legality, validity or enforceability of any of the Issuer’s or Guarantor’s obligations thereunder.

Whenever any opinion set forth in this opinion letter is qualified by the words “to our knowledge”, “known to us” or other words of similar meaning, such words mean the current awareness by lawyers in the Primary Lawyer Group (defined below) of factual matters such lawyers recognize as being relevant to the opinion or confirmation so qualified.  “Primary Lawyer Group” means any lawyer in this firm: (i) who signs this opinion letter; (ii) who is actively involved with the transactions contemplated by the Agreement or (iii) who, solely as to information relevant to an opinion issue, is primarily responsible for providing the response concerning the particular issue.  Except as may be expressly described herein, we have not undertaken any investigation to determine the existence or absence of facts and no inference as to our knowledge of the existence or absence of facts should be drawn from our serving as outside counsel for the Guarantor.

We express no opinion with respect to the laws of any jurisdiction other than the laws of the State of Georgia and, solely with respect to numbered paragraphs 5 and 6(ii) above, the federal laws of the United States.  In addition, we express no opinion herein in any respect as to: (i) pension and employee benefit laws and regulations, including without limitation the Employee Retirement Income Security Act of 1974, as amended; (ii) federal and state environmental laws and regulations; (iii) federal and state land use and subdivision laws and regulations (including without limitation any applicable building or zoning, fire, health, safety or public service company laws, ordinances or regulations); (iv) the statutes and ordinances, administrative decisions, and the rules and regulations of counties, towns, municipalities and special political subdivisions (whether created or enabled through legislative action at the federal, state or regional level), and judicial decisions to the extent that they deal with any of the foregoing; (v) federal and state antitrust and unfair competition laws and regulations, (vi) federal and state laws and regulations concerning filing and notice requirements (e.g. Hart-Scott-Rodino and Exon-Florio) other than requirements applicable to charter-related documents such as certificates of merger; (vii) federal and state laws and regulations concerning the sale, distribution, transportation or storage of natural gas; (viii) any laws, statutes, governmental rules or regulations or decisions which in our experience are not generally applicable to transactions like those contemplated by the Agreement;  (ix) compliance with fiduciary duty requirements; (x) fraudulent conveyance or fraudulent transfer laws; (xi) federal and state patent, copyright, intellectual property, trademark and trade name laws; (xii) federal and state labor laws and regulations; (xiii) federal and state tax laws and regulations; (xiv) federal and state health and safety laws and regulations; (xv) federal and state racketeering laws and regulations; (xvi) federal and state laws, regulations and policies concerning (a) national and local emergency, (b) judicial deference to acts of sovereign states and (c) criminal and civil forfeiture laws; (xvii) federal and state banking laws and regulations; (xviii) federal and state securities laws and regulations and (xix) other federal and state statutes of general application to the extent they provide for criminal prosecution.  Our opinions in numbered paragraphs 1 and 2 above as to the existence and good standing of the Guarantor is based solely on our review of the Guarantor Good Standing Certificate and similar certificates from the secretaries of state or similar authorities of the states in which the Guarantor is qualified to do business as a foreign corporation.

This opinion letter is limited to the specific issues addressed herein and the opinions rendered above are limited in all respects to laws and facts existing on the date and at the time hereof.  Our opinions are set forth as of the date of this letter upon the assumptions set forth herein and we disclaim any obligation or responsibility to update or supplement this letter in response to subsequent changes in the law or future events affecting the transactions contemplated by the Agreement.  By rendering this opinion, we do not undertake to advise you with respect to any other matter or any change in such laws, facts or in the interpretations thereof which may occur after the date or time hereof.  This opinion is delivered to you in connection with the transactions contemplated by the Agreement, and it may not be furnished to or relied upon by any other person or used, circulated or quoted for any other purpose without our express written consent, except that (i) we authorize each institutional accredited investor that becomes a Holder of any Note, to the extent permitted by the Agreement, to rely on this opinion as of the original date of this opinion and subject to the limitations, qualifications, exceptions and assumptions set forth herein and (ii) a copy of this letter may be furnished by you to, but not relied upon by, (A) the National Association of Insurance Commissioners and any state, federal or provincial authority or independent banking or insurance board or body having regulatory jurisdiction over the Purchasers in the exercise of their regulatory due diligence and (B) institutional accredited investors that are potential purchasers of any Note in connection with their due diligence.

Very truly yours,

Exhibit 4.2(e)(a)(iii)
(to Note Purchase Agreement)

Schedule A1

Agreement and Plan of Merger by and between AGL Resources Inc., Apollo Acquisition Corp, Ottawa Acquisition LLC and Nicor, dated December 6, 2010.

Waiver entered into as of February 4, 2011, by and among AGL Resources Inc., a Georgia corporation, Apollo Acquisition Corp., an Illinois corporation and a wholly-owned subsidiary of AGL Resources Inc., and Nicor Inc., an Illinois corporation.

Specimen AGL Capital Corporation 6.00% Senior Notes due 2034.

Specimen AGL Capital Corporation 4.95% Senior Notes due 2015.

Specimen AGL Capital Corporation 6.375% Senior Secured Notes due 2016.

Specimen AGL Capital Corporation 4.45% Senior Secured Notes due 2013.

Specimen AGL Capital Corporation, 5.25% Senior Notes due 2019.

Form of AGL Capital Corporation 5.875% Senior Notes due 2041.

Indenture, dated as of December 1, 1989, between Atlanta Gas Light Company and Bankers Trust Company, as Trustee.

First Supplemental Indenture dated as of March 16, 1992, between Atlanta Gas Light Company and NationsBank of Georgia, National Association, as Successor Trustee.

Indenture, dated February 20, 2001 among AGL Capital Corporation, AGL Resources Inc. and The Bank of New York, as Trustee.

Form of Guarantee of AGL Resources Inc. dated as of August 10, 2009 regarding the AGL Capital Corporation 5.25% Senior Notes due 2019.

Form of Guarantee of AGL Resources Inc. dated as of December 14, 2007 regarding the AGL Capital Corporation 6.375% Senior Note due 2016.

Form of Guarantee of AGL Resources Inc. dated as of September 27, 2004 regarding the AGL Capital Corporation 6.00% Senior Note due 2034.

Form of Guarantee of AGL Resources Inc. dated as of December 20, 2004 regarding the AGL Capital Corporation 4.95% Senior Note due 2015.

Form of Guarantee of AGL Resources Inc. dated as of July 2, 2003 regarding the AGL Capital Corporation 4.45% Senior Note due 2013.

Form of AGL Resources Inc. Guarantee regarding the AGL Capital Corporation 5.875% Senior Notes due 2041.

Guaranty Agreement, effective December 13, 2005, by and between Atlanta Gas Light Company and AGL Resources Inc.

Form of Commercial Paper Dealer Agreement between AGL Capital Corporation, as Issuer, AGL Resources Inc., as Guarantor, and the Dealers named therein, dated September 25, 2000.

Guarantee of AGL Resources Inc., dated October 5, 2000, of payments on promissory notes issued by AGL Capital Corporation (AGLCC) pursuant to the Issuing and Paying Agency Agreement dated September 25, 2000, between AGLCC and The Bank of New York.

Issuing and Paying Agency Agreement, dated September 25, 2000, between AGL Capital Corporation and The Bank of New York.

Credit Agreement as of September 30, 2008 by and among AGL Resources Inc., AGL Capital Corporation, Wachovia Bank, N.A. as Administrative Agent, Wachovia Capital Markets, LLC as sole lead arranger and sole lead bookrunner, SunTrust Bank, NA, The Bank of Tokyo-Mitsubishi UFJ, LTD., Calyon New York Brand and The Royal Bank of Scotland PLC as Co-Documentation Agents.

Credit Agreement as of September 15, 2010 by and among AGL Resources Inc., AGL Capital Corporation, Wells Fargo Bank, National Association, as administrative agent, Wells Fargo Securities, LLC, Banc of America Securities LLC and SunTrust Robinson Humphrey, Inc., as joint arrangers and joint bookrunners, and the several other banks and other financial institutions named therein, Bank of America, N.A. and SunTrust Bank, as Co-Syndication Agents, and The Bank of Tokyo-Mitsubishi, UFJ, Ltd., and JPMorgan Chase Bank, N.A., as Co-Documentation Agents.

First Amendment as of December 21, 2010 to Credit Agreement as of September 15, 2010 by and among AGL Resources Inc., AGL Capital Corporation, Wells Fargo Bank, National Association, as administrative agent, Wells Fargo Securities, LLC, Banc of America Securities LLC and SunTrust Robinson Humphrey, Inc., as joint arrangers and bookrunners, and the several other banks and other financial institutions named therein, Bank of America, N.A. and SunTrust Bank, as co-syndication agents, and The Bank of Tokyo-Mitsubishi, UFJ, Ltd., and JPMorgan Chase Bank, N.A., as co-documentation agents.

Guarantee, dated as of September 15, 2010 made by AGL Resources Inc., the guarantor, in favor of Wells Fargo Bank, National Association, as administrative agent for the lenders parties to the Credit Agreement, dated as of September 15, 2010, among Guarantor, AGL Capital Corporation, the borrower, the lenders named therein, and Wells Fargo Bank, National Association, as administrative agent.

Bridge Term Loan Credit Agreement dated as of December 21, 2010 among AGL Resources, Inc., AGL Capital Corporation, Goldman Sachs Bank USA, as administrative agent, sole lead arranger and sole bookrunner, SunTrust Bank, N.A. and Wells Fargo Bank, National Association, as co-syndication agents, Bank of America, N.A. and Morgan Stanley Senior Funding, Inc., as co-documentation agents, and the several lenders named therein.

Guarantee, dated as of December 21, 2010, made by AGL Resources Inc. in favor of Goldman Sachs Bank USA, as administrative agent for the several banks and other financial institutions or entities from time to time party to the Bridge Term Loan Credit Agreement dated as of the date thereof, among AGL Resources Inc., AGL Capital Corporation, the Lenders, and Goldman Sachs Bank USA, as Administrative Agent.

Term Loan Credit Agreement dated as of December 21, 2010 among AGL Resources, Inc., AGL Capital Corporation, Goldman Sachs Bank USA, as administrative agent, sole lead arranger and sole bookrunner, JPMorgan Chase Bank, N.A. and Bank of America, N.A., as co-syndication agents, The Royal Bank of Scotland PLC and Morgan Stanley Senior Funding, Inc., as co-documentation agents, and the several lenders named therein.

Guarantee, dated as of December 21, 2010, made by AGL Resources Inc. in favor of Goldman Sachs Bank USA, as administrative agent for the several banks and other financial institutions or entities from time to time party to the Term Loan Credit Agreement dated as of the date thereof, among AGL Resources Inc., AGL Capital Corporation, the Lenders, and Goldman Sachs Bank USA, as Administrative Agent.

Reimbursement Agreement dated as of October 14, 2010, by and among Pivotal Utility Holdings, Inc., AGL Resources Inc., JPMorgan Chase Bank, N.A., as administrative agent and lead arranger, and the several other banks and other financial institutions named therein.

First Amendment dated as of December 17, 2010 to Reimbursement Agreement dated as of October 14, 2010, by and among Pivotal Utility Holdings, Inc., AGL Resources Inc., JPMorgan Chase Bank, N.A., as administrative agent and lead arranger, and the several other banks and other financial institutions named therein.

Reimbursement Agreement dated as of October 14, 2010, by and among Pivotal Utility Holdings, Inc., AGL Resources Inc., The Bank of Tokyo-Mitsubishi UFJ, Ltd, New York Branch, as administrative agent and lead arranger, and the several other banks and other financial institutions named therein.

First Amendment, dated as of December 17, 2010 to Reimbursement Agreement dated as of October 14, 2010, by and among Pivotal Utility Holdings, Inc., AGL Resources Inc., and The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as administrative agent and lead arranger, and the several other banks and other financial institutions named therein.

Reimbursement Agreement dated as of October 14, 2010, by and among Pivotal Utility Holdings, Inc., AGL Resources Inc., The Bank of Tokyo-Mitsubishi UFJ, Ltd, New York Branch, as administrative agent and lead arranger, and the several other banks and other financial institutions named therein.

First Amendment dated as of December 17, 2010 to Reimbursement Agreement dated as of October 14, 2010, by and among Pivotal Utility Holdings, Inc., AGL Resources Inc., and The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as administrative agent and lead arranger, and the several other banks and other financial institutions named therein.

Reimbursement Agreement dated as of October 14, 2010, by and among Pivotal Utility Holdings, Inc., AGL Resources Inc., JPMorgan Chase Bank, N.A., as administrative agent and lead arranger, and the several other banks and other financial institutions named therein.

First Amendment, dated as of December 17, 2010 to Reimbursement Agreement dated as of October 14, 2010, by and among Pivotal Utility Holdings, Inc., AGL Resources Inc. and JPMorgan Chase Bank, N.A., as administrative agent and the several other banks and other financial institutions named therein.

1 List of agreements (including amendments thereto) subject to addition, modification and deletion upon further review.

E-4.2(e)(a)(iii)-

Exhibit 4.2(e)(b)

Form of Opinion of Special Counsel

for the Purchasers

[Delivered to Purchasers Only]

Exhibit 4.2(e)(b)
(to Note Purchase Agreement)